                                                                     Exhibit 4.1


                       Kingsway U.S. Funding Inc., Issuer


                   Kingsway Financial Services Inc., Guarantor


                                       and


                       BNY Midwest Trust Company, Trustee


                                    Indenture


                           Dated as of _________ 2003


                       JUNIOR SUBORDINATED DEBT SECURITIES

                           Kingsway U.S. Funding Inc.
                       Junior Subordinated Debt Securities
                            Cross Reference Sheet/1/

              This Cross Reference Sheet shows the location in the
                  Indenture of the provisions inserted pursuant
                   to Sections 310 - 318(a), inclusive, of the
                    Trust Indenture Act of 1939, as amended.

Trust Indenture Act                                        Sections of Indenture
-------------------                                        ---------------------

       (S)310(a)(1) .......................................      9.08
                (a)(2) ....................................      9.08
                (a)(3) ....................................      Inapplicable
                (a)(4) ....................................      Inapplicable
                (a)(5) ....................................      9.08
                (b) .......................................      9.07 and 9.09
                (c) .......................................      Inapplicable
       (S)311(a) ..........................................      9.12
                (b) .......................................      9.12
                (c) .......................................      Inapplicable
       (S)312(a) ..........................................      7.01 and 7.02
                (b) .......................................      7.02
                (c) .......................................      7.02
       (S)313(a) ..........................................      7.03
                (b) .......................................      7.03
                (c) .......................................      7.03
                (d) .......................................      7.03
       (S)314(a) ..........................................      7.04
                (a)(4) ....................................      1.01 and 6.08
                (b) .......................................      Inapplicable
                (c)(l) ....................................      16.05
                (c)(2) ....................................      16.05
                (c)(3) ....................................      Inapplicable
                (d) .......................................      Inapplicable
                (e) .......................................      16.05
                (f) .......................................      Inapplicable
       (S)315(a) ..........................................      9.01
                (b) .......................................      8.08
                (c) .......................................      9.01
                (d) .......................................      9.01
                (e) .......................................      8.07
       (S)316(a) ..........................................      1.01

----------

/1/   The Cross Reference Sheet is not part of the Indenture.

                (a)(l)(A) .................................       8.01 and 8.06
                (a)(l)(B) .................................       8.01
                (a)(2) ....................................       Inapplicable
                (b) .......................................       8.09
                (c) .......................................       16.11
       (S)317(a)(1) .......................................       8.02
                (a)(2) ....................................       8.02
                (b) .......................................       6.03
       (S)318(a) ..........................................       16.08

                                      (2)

                               TABLE OF CONTENTS

ARTICLE I. DEFINITIONS.............................................................  2

  Section 1.01.  Certain Terms Defined.............................................  2

ARTICLE II. THE SECURITIES......................................................... 19

  Section 2.01.  Designation and Amount of Securities.............................. 19
  Section 2.02.  Form of Securities and Trustee's Certificate of Authentication.... 21
  Section 2.03.  Date and Denominations............................................ 21
  Section 2.04.  Execution, Authentication and Delivery of Securities. ............ 21
  Section 2.05.  Registration, Transfer and Exchange............................... 23
  Section 2.06.  Temporary Securities.............................................. 25
  Section 2.07.  Mutilated, Destroyed, Lost, and Stolen Securities................. 25
  Section 2.08.  Cancellation of Surrendered Securities............................ 26
  Section 2.09.  Payment of Interest and Additional Amounts; Interest and
  Additional Amounts Rights Preserved.............................................. 27
  Section 2.10.  Persons Deemed Owners............................................. 28
  Section 2.11.  Computation of Interest........................................... 28
  Section 2.12.  Deferrals of Interest Payment Dates............................... 28
  Section 2.13.  Right of Set Off.................................................. 30
  Section 2.14.  Agreed Tax Treatment.............................................. 30
  Section 2.15.  Extension of Stated Maturity; Adjustment of Stated Maturity
  Upon an Exchange................................................................. 30
  Section 2.16.  CUSIP Numbers..................................................... 31

ARTICLE III. REDEMPTION OF SECURITIES.............................................. 31

  Section 3.01.  Applicability of Article. ........................................ 31
  Section 3.02.  Election to Redeem; Notice to Trustee............................. 31
  Section 3.03.  Deposit of Redemption Price....................................... 33
  Section 3.04.  Company's Right of Redemption..................................... 33
  Section 3.05.  Securities Payable on Redemption Date............................. 34
  Section 3.06.  Securities Redeemed in Part....................................... 34

ARTICLE IV. SINKING FUNDS.......................................................... 34

  Section 4.01.  Applicability of Article.......................................... 34
  Section 4.02.  Satisfaction of Sinking Fund Payments With Securities............. 35
  Section 4.03.  Redemption of Securities for Sinking Fund......................... 35

ARTICLE V. DEFEASANCE AND COVENANT DEFEASANCE...................................... 35

  Section 5.01.  Company's Option to Effect Defeasance or Covenant Defeasance...... 35
  Section 5.02.  Defeasance and Discharge.......................................... 36
  Section 5.03.  Covenant Defeasance............................................... 36
  Section 5.04.  Conditions to Defeasance or Covenant Defeasance................... 37
  Section 5.05.  Deposited Money and U.S. Government Obligations to be Held
  in Trust; Other Miscellaneous Provisions......................................... 38
  Section 5.06.  Reinstatement..................................................... 39

ARTICLE VI. PARTICULAR COVENANTS OF THE COMPANY AND THE GUARANTOR.................. 40

  Section 6.01.  Payment of Principal, Premium and Interest and  Additional
  Amounts on Securities............................................................ 40
  Section 6.02.  Maintenance of Office or Agency................................... 40
  Section 6.03.  Money for Securities Payments to be Held in Trust................. 40
  Section 6.04.  Additional Amounts................................................ 42
  Section 6.05.  Payment of the Trust's Costs and Expenses......................... 43
  Section 6.06.  Existence......................................................... 44
  Section 6.07.  Compliance with Laws.............................................. 44
  Section 6.08.  Company Statement as to Compliance; Notice of Certain Defaults.... 44

                                      (i)

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
  Section 6.09.  Guarantor Statement as to Compliance; Notice of Certain Defaults.. 45
  Section 6.10.  Waiver of Certain Covenants....................................... 45
  Section 6.11.  Calculation of Original Issue Discount............................ 45
  Section 6.12.  Additional Covenants.............................................. 46

ARTICLE VII. SECURITIES HOLDERS' LIST AND REPORTS BY THE COMPANY AND THE
GUARANTOR AND THE TRUSTEE.......................................................... 47

  Section 7.01.  Company and the Guarantor to Furnish Trustee Names and
  Addresses of Holders............................................................. 47
  Section 7.02.  Preservation of Information; Communication to Holders............. 47
  Section 7.03.  Reports by Trustee................................................ 48
  Section 7.04.  Reports by Company and the Guarantor.............................. 48

ARTICLE VIII. DEFAULT.............................................................. 48

  Section 8.01.  Event of Default.................................................. 48
  Section 8.02.  Covenant of Company and Guarantor to Pay to Trustee Whole
  Amount Due on Securities on Default in Payment of Interest or Principal; Suits
  for Enforcement by Trustee....................................................... 51
  Section 8.03.  Application of Money Collected by Trustee......................... 53
  Section 8.04.  Limitation on Suits by Holders of Securities...................... 53
  Section 8.05.  Rights and Remedies Cumulative; Delay or Omission in Exercise
  of Rights not a Waiver of Event of Default....................................... 54
  Section 8.06.  Rights of Holders of Majority in Principal Amount of Outstanding
  Securities to Direct Trustee..................................................... 54
  Section 8.07.  Requirement of an Undertaking to Pay Costs in Certain Suits
  Under the Indenture or Against the Trustee....................................... 55
  Section 8.08.  Notice of Defaults................................................ 55
  Section 8.09.  Unconditional Right of Holders to Receive Principal, Premium,
  Interest and Additional Amounts.................................................. 55
  Section 8.10.  Restoration of Rights and Remedies................................ 56
  Section 8.11.  Trustee May File Proofs of Claims................................. 56

ARTICLE IX. CONCERNING THE TRUSTEE................................................. 57

  Section 9.01.  Certain Duties and Responsibilities............................... 57
  Section 9.02.  Certain Rights of Trustee......................................... 58
  Section 9.03.  Not Responsible for Recitals or Issuance of Securities............ 60
  Section 9.04.  May Hold Securities............................................... 60
  Section 9.05.  Money Held in Trust............................................... 60
  Section 9.06.  Compensation and Reimbursement.................................... 60
  Section 9.07.  Disqualification; Conflicting Interests........................... 61
  Section 9.08.  Corporate Trustee Required; Eligibility........................... 61
  Section 9.09.  Resignation and Removal; Appointment of Successor................. 62
  Section 9.10.  Acceptance of Appointment by Successor............................ 63
  Section 9.11.  Merger, Conversion, Consolidation, or Succession to Business...... 64
  Section 9.12.  Preferential Collection of Claims Against Company................. 65
  Section 9.13.  Appointment of Authenticating Agent............................... 65
  Section 9.14.  Trustee's Application for Instructions from the Company........... 66

ARTICLE X. SUPPLEMENTAL INDENTURES AND CERTAIN ACTIONS............................. 67

  Section 10.01. Purposes for Which Supplemental Indentures May Be Entered
  Into Without Consent of Holders.................................................. 67
  Section 10.02. Modification of Indenture with Consent of Holders of at Least a
  Majority in Principal Amount of Outstanding Securities........................... 68
  Section 10.03. Execution of Supplemental Indentures.............................. 70
  Section 10.04. Effect of Supplemental Indentures................................. 70
  Section 10.05. Conformity with Trust Indenture Act............................... 70

                                      (ii)

  Section 10.06. Reference in Securities to Supplemental Indentures................ 70
  Section 10.07. Notice of Supplemental Indenture.................................. 70

ARTICLE XI. CONSOLIDATION, MERGER, SALE, OR TRANSFER............................... 71

  Section 11.01. Consolidations and Mergers of Company and Sales Permitted Only on
  Certain Terms.................................................................... 71
  Section 11.02. Consolidations and Mergers of the Guarantor and Sales Permitted
  Only on Certain Terms............................................................ 71

ARTICLE XII. SATISFACTION AND DISCHARGE OF INDENTURE............................... 72

  Section 12.01. Satisfaction and Discharge of Indenture........................... 72
  Section 12.02. Application of Trust Money........................................ 73

ARTICLE XIII. SUBORDINATION........................................................ 73

  Section 13.01. Securities Subordinate to Company Senior Debt..................... 73
  Section 13.02. Payment Over of Proceeds Upon Dissolution, etc.................... 73
  Section 13.03. Prior Payment to Company Senior Debt Upon Acceleration of
  Securities....................................................................... 75
  Section 13.04. No Payment When Company Senior Debt in Default.................... 76
  Section 13.05. Payment Permitted If No Default................................... 76
  Section 13.06. Subrogation to Rights of Holders of Senior Debt................... 77
  Section 13.07. Provisions Solely to Define Relative Rights....................... 77
  Section 13.08. Trustee to Effectuate Subordination............................... 78
  Section 13.09. No Waiver of Subordination Provisions............................. 78
  Section 13.10. Notice to Trustee................................................. 78
  Section 13.11. Reliance on Judicial Order or Certificate of Liquidating Agent.... 79
  Section 13.12. Trustee Not Fiduciary for Holders of Company Senior Debt.......... 79
  Section 13.13. Rights of Trustee as Holder of Company Senior Debt; Preservation
  of Trustee's Rights.............................................................. 80

ARTICLE XIV. GUARANTEE............................................................. 80

  Section 14.01. The Guarantee..................................................... 80
  Section 14.02. Gross Up.......................................................... 80
  Section 14.03. Guarantee Unconditional, etc...................................... 82
  Section 14.04. Reinstatement..................................................... 83
  Section 14.05. Subrogation....................................................... 83
  Section 14.06. Indemnity......................................................... 83

ARTICLE XV. SUBORDINATION OF GUARANTEE............................................. 83

  Section 15.01. Securities Subordinate to Guarantor Senior Debt................... 83
  Section 15.02. Payment Over of Proceeds Upon Dissolution, etc.................... 84
  Section 15.03. Prior Payment to Guarantor Senior Debt Upon Acceleration of
  Securities....................................................................... 85
  Section 15.04. No Payment When Guarantor Senior Debt in Default.................. 86
  Section 15.05. Payment Permitted If No Default................................... 86
  Section 15.06. Subrogation to Rights of Holders of Senior Debt................... 87
  Section 15.07. Provisions Solely to Define Relative Rights....................... 87
  Section 15.08. Trustee to Effectuate Subordination............................... 88
  Section 15.09. No Waiver of Subordination Provisions............................. 88
  Section 15.10. Notice to Trustee................................................. 88
  Section 15.11. Reliance on Judicial Order or Certificate of Liquidating Agent.... 89
  Section 15.12. Trustee Not Fiduciary for Holders of Guarantor Senior Debt........ 89
  Section 15.13. Rights of Trustee as Holder of Guarantor Senior Debt;
  Preservation of Trustee's Rights................................................. 89

ARTICLE XVI. MISCELLANEOUS PROVISIONS.............................................. 90

                                     (iii)

  Section 16.01. Successors and Assigns of Company and Guarantor Bound by
  Indenture. ...................................................................... 90
  Section 16.02. Service of Required Notice to Trustee, Company, the Guarantor. ... 90
  Section 16.03. Service of Required Notice to Holders; Waiver. ................... 90
  Section 16.04. Indenture and Securities to be Construed in Accordance with the
  Laws of the State of New York. .................................................. 91
  Section 16.05. Compliance Certificates and Opinions. ............................ 91
  Section 16.06. Form of Documents Delivered to Trustee. .......................... 91
  Section 16.07. Payments Due on Non-Business Days. ............................... 92
  Section 16.08. Provisions Required by Trust Indenture Act to Control. ........... 92
  Section 16.09. Invalidity of Particular Provisions. ............................. 92
  Section 16.10. Indenture May be Executed In Counterparts. ....................... 93
  Section 16.11. Acts of Holders; Record Dates. ................................... 93
  Section 16.12. Effect of Headings and Table of Contents. ........................ 95
  Section 16.13. Holders of Preferred Securities as Third Party Beneficiaries ..... 95
  Section 16.14. Benefits of Indenture. ........................................... 95

                                      (iv)

     Indenture, dated as of _____________, 2003 between Kingsway U.S. Funding Inc., a corporation duly organized and existing under the laws of the State of Delaware (hereinafter called the "Company"), Kingsway Financial Services Inc., an Ontario corporation (hereinafter called the "Guarantor") and BNY Midwest Trust Company, an Illinois trust company (hereinafter called the "Trustee").

                                    Recitals

          A. WHEREAS, for its lawful purposes, each of the Company and the Guarantor has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured junior subordinated debt securities in series (hereinafter called the "Securities") of substantially the tenor hereinafter provided, including, without limitation, Securities issued to evidence loans made to the Company of the proceeds from the issuance from time to time by one or more statutory trusts (each a "Kingsway Financial Capital Trust" and, collectively, the "Kingsway Financial Capital Trusts") of preferred trust interests in such Trusts (the "Preferred Securities") and common interests in such Trusts (the "Common Securities" and, collectively with the Preferred Securities, the "Trust Securities"), and to provide the terms and conditions upon which the Securities are to be authenticated, issued and delivered. All things necessary to make this Indenture a valid agreement of the Company and the Guarantor, in accordance with its terms, have been done.

          B. WHEREAS, for value received, the Guarantor has duly authorized the execution and delivery of this Indenture to provide for the issuance of the Guarantee and the indemnity provided herein. All things necessary to make this Indenture a valid agreement of the Guarantor, in accordance with its terms, have been done.

          C. WHEREAS, The Securities of each series will be in substantially the form set forth in Annex A attached hereto, or in such other form as may be established by or pursuant to a Company Board Resolution (as hereinafter defined) or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions, and other variations as are required or permitted by this Indenture, and may have such letters, numbers, or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

          D. The Trustee's certificate of authentication will be in substantially the form set forth in Annex A attached hereto.

          E. Every Global Security authenticated and delivered hereunder will bear a legend in substantially the form set forth in Annex A attached hereto.

          F. All acts and things necessary to make the Securities and the Guarantee, when the Securities have been executed by the Company and authenticated by the Trustee and delivered as provided in this Indenture, the valid, binding and legal obligations of the Company and the Guarantor, as the case may be, and to constitute these presents a valid indenture and agreement according to its terms, have been done and performed. The execution and delivery by the Company and the Guarantor, as the case may be, of this Indenture and the issue hereunder of the Securities with respect thereto have in all respects been duly authorized. Each of the Company and the Guarantor, as the case may be, in the exercise of legal right and power in it vested, is executing and delivering this Indenture and proposes to make, execute, issue and deliver the Securities and the Guarantee with respect thereof, as the case may be.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          In order to declare the terms and conditions upon which the Securities are authenticated, issued, and delivered, and in consideration of the premises and of the purchase and acceptance of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of the respective Holders from time to time of the Securities or of a series thereof, as follows:

  Article I.  DEFINITIONS

     Section 1.01. Certain Terms Defined.

          (a) The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context of this Indenture otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto have the respective meanings specified in this Section 1.01. All other terms used in this Indenture that are defined in the Trust Indenture Act, either directly or by reference therein (except as herein otherwise expressly provided or unless the context of this Indenture otherwise requires), have the respective meanings assigned to such terms in the Trust Indenture Act as in force at the date of this Indenture as originally executed.

180-Day Period:

          The term "180-Day Period" has the meaning set forth in Section
3.04(b).

Act:

          The term "Act", when used with respect to any Holder, has the meaning set forth in Section 16.11.

Additional Amounts:

          The term "Additional Amounts" means any additional amounts which are required hereby or by any Security, under circumstances specified herein or therein, to be paid by the Company or the Guarantor in respect of certain taxes, assessments or other governmental charges imposed on Holders specified therein (including, without limitation, taxes, assessments or other governmental charges imposed on Holders by reason of the receipt of Additional Amounts) and which are owing to such Holders.

Additional Interest:

          "Additional Interest" means the interest, if any, that shall accrue or any interest on the Securities of any series, the payment of which has not been made on the applicable Interest Payment Date and which shall accrue at the rate per annum specified or determined as specified in such Security.

Additional Junior Indebtedness:

          The term "Additional Junior Indebtedness" means, without duplication and other than the Securities, any Indebtedness, liabilities or obligations of the Company, or any Subsidiary of the Company, under debt securities (or guarantees in respect of debt securities) initially issued after the date of this Indenture to any trust, or a trustee of a trust, partnership or other entity affiliated with the Company that is, directly or indirectly, a finance subsidiary (as such term is defined in Rule 3a-5 under the Investment Company Act of 1940) or other financing vehicle of the Company or any Subsidiary of the Company in connection with the issuance by that entity of preferred securities or other securities.

Additional Sums:

          The term "Additional Sums" has the meaning specified in Section 6.05.

Additional Taxes:

          The term "Additional Taxes" means the sum of any taxes, duties and other governmental charges to which a Kingsway Financial Capital Trust has become subject from time to time as a result of a Tax Event or as a result of a Kingsway Financial Capital Trust receiving Additional Amounts.

Administrative Trustees:

          The term "Administrative Trustees" means, in respect of any Kingsway Financial Capital Trust, the trustees identified as the "Administrative Trustees" in the related Trust Agreement under each Trust Agreement and not in their individual capacity, or their successors in interest in such capacity, or any successor administrative trustees appointed as therein provided.

Affiliate:

          The term "Affiliate" means, with respect to a particular Person, any Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, control of a Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative of the foregoing; provided, however, that an Affiliate of the Company or the Guarantor, as the case may be, shall not be deemed to include any Kingsway Financial Trust to which Securities and the Guarantee in respect thereof have been issued.

Amended and Restated Declaration of Trust:

          The term "Amended and Restated Declaration of Trust" means the Amended and Restated Declaration of Trust substantially in the form attached hereto as Annex C, or substantially in such form as may be specified as contemplated by
Section 2.01 with respect to the Securities of any series, in each case as amended from time to time.

Authenticating Agent:

          The term "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 9.13 to act on behalf of the Trustee to authenticate Securities of one or more series.

Business Day:

          The term "Business Day", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday, and Friday which is not a day on which banking institutions in that Place of Payment are authorized or required by law or executive order to close.

Capital Lease:

          The term "Capital Lease" means, with respect to any Person, any lease of property (whether real, personal, or mixed) by such Person or its Subsidiaries as lessee that would be capitalized on a balance sheet of such Person or its Subsidiaries prepared in conformity with GAAP, other than, in the case of such Person or its Subsidiaries, any such lease under which such Person or any of its Subsidiaries is the lessor.

Capital Lease Obligations:

          The term "Capital Lease Obligations" means, with respect to any Person, the capitalized amount of all obligations of such Person and its Subsidiaries under Capital Leases, as determined on a consolidated basis in conformity with GAAP.

Commission:

          The term "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

Common Securities:

          The term "Common Securities" has the meaning set forth in the first recital.

Company:

          The term "Company" means Kingsway U.S. Funding Inc., a Delaware corporation, until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" will mean such successor Person.

Company Board of Directors:

          The term "Company Board of Directors" means the Board of Directors of the Company.

Company Board Resolution:

          The term "Company Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Company Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

Company Officer's Certificate:

          The term "Company Officer's Certificate" means a certificate signed by the Chairman of the Company Board of Directors, a Vice Chairman of the Company Board of Directors, the President, the Chief Financial Officer, the Chief Investment Officer, the Chief Accounting Officer, the General Counsel or the Secretary of the Company, that complies with the requirements of Section 314(e) of the Trust Indenture Act and is delivered to the Trustee.

Company Request or Company Order:

          The term "Company Request" or "Company Order" means a written request or order signed in the name of the Company by the Chairman of the Company Board of Directors, the Vice Chairman of the Company Board of Directors, the President, a Vice President, the Treasurer, an Assistant Treasurer, the Secretary, or an Assistant Secretary of the Company, and delivered to the Trustee.

Company Senior Debt:

          The term "Company Senior Debt" means the principal of (and premium, if any) and interest, if any (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company whether or not such claim for post-petition interest is allowed in such proceeding), on Indebtedness of the Company, whether incurred on or prior to the date of this Indenture or thereafter incurred; provided, however, that Company Senior Debt shall not be deemed to include (1) any Additional Junior Indebtedness, (2) Securities issued pursuant to this Indenture, (3) trade accounts payable by the Company arising in the ordinary course of business (such trade accounts payable being pari passu in right of payment to the Securities), (4) obligations with respect to which in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such obligations are pari passu, junior or otherwise not superior in right of payment to the Securities or, (5) Indebtedness of the Company to an employee or an Affiliate of the Company. Company Senior Debt shall continue to be Company Senior Debt and be entitled to the subordination provisions irrespective of any amendment, modification or waiver of any term of such Senior Debt.

Corporate Trust Office:

          "Corporate Trust Office" means the principal office of the Trustee at which at any time its corporate trust business shall be administered, which office at the date hereof is located at 2 North LaSalle Street, Suite 1020, Chicago, Illinois 60602, Attention: Corporate Trust Department, or such other address as the Trustee may designate form time to time by notice to the Holders, the Company and the Guarantor, or the principal corporate trust office of any successor Trustee (or such other address as such successor Trustee may designate from time to time by notice to the Holders and the Company).

Covenant Defeasance:

          The term "Covenant Defeasance" has the meaning set forth in Section 5.03.

Creditor:

          The term "Creditor" has the meaning specified in Section 6.04.

Declaration of Trust:

          The term "Declaration of Trust" means the original Declaration of Trust substantially in the form attached hereto as Annex B, or substantially in such form as may be specified as contemplated by Section 2.01 with respect to the Securities of any series, in each case as amended from time to time.

Default:

          The term "Default" means any event which, with notice or passage of time or both, would constitute an Event of Default.

Defaulted Interest:

          The term "Defaulted Interest" has the meaning set forth in Section
2.09.

Defeasance:

          The term "Defeasance" has the meaning set forth in Section 5.02.

Defeasible Series:

          The term "Defeasible Series" has the meaning set forth in Section
5.01.

Depositary:

          The term "Depositary" means, with respect to Securities of any series issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities as contemplated by Section 2.01.

Direct Action:

          The term "Direct Action" has the meaning set forth in Section 8.09.

Distributions:

          The term "Distributions" with respect to any Kingsway Financial Capital Trust, has the meaning specified in the applicable Trust Agreement of such Kingsway Financial Capital Trust.

Event of Default:

          The term "Event of Default" has the meaning set forth in Section 8.01(a).

Exchange Act:

          The term "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, as the same may be in effect from time to time.

Extension Period:

          The term "Extension Period" has the meaning set forth in Section 2.12.

Foreign Taxes:

          The term "Foreign Taxes" has the meaning set forth in Section 14.02.

GAAP:

          The term "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time set forth in the opinions and pronouncements of the Accounting Principles Board and The American Institute of

Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by any successor entity as may be in general use by significant segments of the accounting profession, which are applicable to the circumstances as of the date of determination.

Global Security:

          The term "Global Security" means a Security that evidences all or part of the Securities of any series and is authenticated and delivered to, and registered in the name of, the Depositary for such Securities or a nominee thereof.

Gross Up Amount:

          The term "Gross Up Amount" means any Additional Amount required to be paid to Holders in respect of Foreign Taxes as described in Section 14.02.

Guarantee:

          The term "Guarantee" means the unconditional guarantee of payment of Guaranteed Obligations with respect to the Securities by the Guarantor, as more fully set forth in Article XIV.

Guarantee Agreement:

          The term "Guarantee Agreement" means the Preferred Securities Guarantee Agreement executed and delivered by Kingsway Financial Services Inc., and BNY Midwest Trust Company substantially in the form attached hereto as Annex D, or substantially in such form as may be specified as contemplated by Section
2.01 with respect to the Preferred Securities in each case as amended from time to time.

Guaranteed Obligations:

          The term "Guaranteed Obligations" has the meaning set forth in Section 14.01.

Guarantor:

          The term "Guarantor" means Kingsway Financial Services Inc.

Guarantor Additional Junior Indebtedness:

          The term "Guarantor Additional Junior Indebtedness" means, without duplication, any Indebtedness, liabilities or obligations of the Guarantor, or any Subsidiary of the Guarantor, under debt securities (or guarantees in respect of debt securities) initially issued after the date of this Indenture to any trust, or a trustee of a trust, partnership or other entity affiliated with the Guarantor that is, directly or indirectly, a finance subsidiary (as such term is defined in Rule 3a-5 under the Investment Company

Act of 1940) or other financing vehicle of the Guarantor or any Subsidiary of the Guarantor in connection with the issuance by that entity of Preferred Securities or other securities.

Guarantor Board of Directors:

          The term "Guarantor Board of Directors" means the board of directors of the Guarantor or any committee of that board duly authorized to act generally or in any particular respect for the Guarantor hereunder.

Guarantor Board Resolution:

          The term "Guarantor Board Resolution" means a copy of one or more resolutions, certified by the Secretary or an Assistant Secretary of the Guarantor to have been duly adopted by the Guarantor Board of Directors and to be in full force and effect on the date of such certification, delivered to the Trustee.

Guarantor Officer's Certificate:

          The term "Guarantor Officer's Certificate" means a certificate signed by the Chairman of the Guarantor Board of Directors, a Vice Chairman of the Guarantor Board of Directors, the President, the Chief Financial Officer, the Chief Investment Officer, the Chief Accounting Officer, the General Counsel or the Secretary of the Guarantor, that complies with the requirements of Section 314(e) of the Trust Indenture Act and is delivered to the Trustee.

Guarantor Request or Guarantor Order:

          The term "Guarantor Request" and "Guarantor Order" mean, respectively, a written request or order, as the case may be, signed in the name of the Guarantor by the Chairman of the Guarantor Board of Directors, a Vice Chairman of the Guarantor Board of Directors, the President, the Treasurer, an Assistant Treasurer, Secretary or Assistant Secretary of the Guarantor, and delivered to the Trustee.

Guarantor Senior Debt:

          The term " Guarantor Senior Debt" means the principal of (and premium, if any) and interest, if any (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Guarantor whether or not such claim for post-petition interest is allowed in such proceeding), on Indebtedness of the Guarantor, whether incurred on or prior to the date of this Indenture or thereafter incurred, including without limiting the generality of the foregoing: (i) the US $100,000,000 Credit Facility Credit Agreement dated as of February 23, 1999, as amended, among the Guarantor and Kingsway U.S. Finance Partnership, as Borrowers, the Lenders named therein, LaSalle Bank National Association, as Administrative Agent and Co-Syndications Agent, Canadian Imperial Bank of Commerce, as Co-Syndications Agent and Documentation Agent, and Canadian Imperial Bank of Commerce New York

Agency, and (ii) the CDN $66,500,000 Credit Facility Credit Agreement dated as of May 28, 2002, as amended, among the Guarantor and Kingsway U.S. Finance Partnership, as Borrowers, the Lenders named therein, Canadian Imperial Bank of Commerce, as Administrative Agent, LaSalle Bank National Association as Syndication Agent and CIBC World Markets, as Sole Lead Arranger and Book Runner, or any amendments, modifications, extensions, renewals or replacements thereof; provided, however, that notwithstanding the foregoing, Guarantor Senior Debt shall include all fees, costs, charges, expenses and other amounts owing in respect of the Indebtedness described in clauses (i) and (ii) above; and provided further, that Guarantor Senior Debt shall not be deemed to include (1) any Guarantor Additional Junior Indebtedness, (2) any guarantee in respect of Securities issued pursuant to this Indenture, (3) trade accounts payable by the Guarantor arising in the ordinary course of business (such trade accounts payable being pari passu in right of payment to the Guarantor's guarantee in respect of the Securities), (4) obligations with respect to which in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such obligations are pari passu, junior or otherwise not superior in right of payment to the Guarantor's Guarantee in respect of the Securities or (5) Indebtedness of the Guarantor to an employee or Affiliate of the Guarantor. Guarantor Senior Debt shall continue to be Guarantor Senior Debt and be entitled to the subordination provisions irrespective of any amendment, modification, extension, renewal, replacement or waiver of any term of such Guarantor Senior Debt.

Holder:

          The term "Holder" means a person in whose name a particular Security is registered in the Security Register.

Indebtedness:

          The term "Indebtedness" means, as applied to any Person, without duplication: (a) all obligations of such Person for borrowed money; (b) all obligations of such Person for the deferred purchase price of property or services (other than property and services purchased, and expense accruals and deferred compensation items arising, in the ordinary course of business); (c) all obligations of such Person evidenced by notes, bonds, debentures, or other similar instruments (other than performance, surety, and appeals bonds arising in the ordinary course of business); (d) all payment obligations created or arising under any conditional sale, deferred price, or other title retention agreement with respect to property acquired by such Person (unless the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (e) any Capital Lease Obligation of such Person; (f) all reimbursement, payment, or similar obligations, contingent or otherwise, of such Person under acceptance, letter of credit, or similar facilities; (g) all obligations of such Person, contingent or otherwise, under any guarantee by such Person of the obligations of another Person of the type referred to in clauses (a) through (f) above; and (h) all obligations referred to in clauses (a) through (f) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured

by) any mortgage or security interest in property (including without limitation accounts, contract rights, and general intangibles) owned by such Person and as to which such Person has not assumed or become liable for the payment of such obligations other than to the extent of the property subject to such mortgage or security interest; provided, however, that Indebtedness of the type referred to in clauses (g) and (h) above shall be included within the definition of "Indebtedness" only to the extent of the least of: (i) the amount of the underlying Indebtedness referred to in the applicable clause (a) through (f) above; (ii) in the case of clause (g), the limit on recoveries, if any, from such Person under obligations of the type referred to in clause (g) above; and
(iii) in the case of clause (h), the aggregate value (as determined in good faith by the Guarantor Board of Directors or the Company Board of Directors, as the case may be) of the security for such Indebtedness.

Indenture:

          The term "Indenture" means this Indenture, as this Indenture may be amended, supplemented, or otherwise modified from time to time, including, for all purposes of this Indenture and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" will also include the terms of particular series of Securities established as contemplated by Section 2.01.

Interest:

          The term "interest" (i) when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest which accrues from and after and is payable after Maturity and (ii) when used with respect to any Security other than an original Issue Discount Security, means (A) the amount of all interest accruing on such Security, including any default interest and any interest accruing after any Event of Default that would have accrued but for the occurrence of such Event of Default, whether or not a claim for such interest would be otherwise allowable under applicable law, (B) when used with respect to a Security which provides for the payment of Additional Amounts, includes Additional Amounts, and, (C) where applicable, includes Additional Interest.

Interest Payment Date:

          The term "Interest Payment Date" when used with respect to any Security means the Stated Maturity of an installment of interest on such Security.

Investment Company Event:

          The term "Investment Company Event" means, in respect of a Kingsway Financial Capital Trust, the receipt by such Kingsway Financial Capital Trust of an Opinion of Counsel, rendered by a law firm having a recognized national securities practice, to the effect that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), the Kingsway Financial Capital Trust is or will be considered an "investment company" that is required to be registered under the Investment Company Act of 1940, as amended, which Change in 1940 Act Law becomes effective on or after the date of original issuance of the Preferred Securities.

Kingsway Financial Capital Trust:

          The term "Kingsway Financial Capital Trust" has the meaning set forth in the first recital.

Material Adverse Effect:

          The term "Material Adverse Effect" means a material adverse effect on the business, assets, financial condition or results of operations of the Guarantor and the Company (taken together with their Subsidiaries as a whole). The Trustee shall be entitled to conclusively rely upon an Opinion of Counsel as to the existence of a Material Adverse Effect.

Maturity:

          The term "Maturity" when used with respect to any Security means the date on which the principal of that Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, or otherwise.

1940 Act:

          The term "1940 Act" means the Investment Company Act of 1940, as amended.

Notice of Default:

          The term "Notice of Default" means a written notice of the kind set forth in Section 8.01(a)(iv).

OECD Country:

          The term "OECD Country" has the meaning set forth in Section 11.02.

Opinion of Counsel:

          The term "Opinion of Counsel" means an opinion in writing signed by legal counsel, who, subject to any express provisions hereof, may be an employee of or counsel for the Guarantor, the Company or any Subsidiary, reasonably acceptable to the Trustee; provided, however, that for purposes of a Tax Event or an Investment Company

Event, an Opinion of Counsel may not be rendered by an employee of the Guarantor, the Company or any Affiliate thereof.

Original Issue Discount Security:

          The term "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
Section 8.01(b).

Outstanding:

          The term "Outstanding" means, when used with reference to Securities as of a particular time, all Securities theretofore issued by the Company and authenticated and delivered by the Trustee under this Indenture, except (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation, (b) Securities for the payment or redemption of which money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company is acting as its own Paying Agent) or set aside and segregated in trust by the Guarantor (if the Guarantor is acting as the Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture, and (c) Securities paid pursuant to Section 2.07 or Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent, or waiver hereunder, (i) the principal amount of an Original Issue Discount Security that will be deemed to be Outstanding will be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof to such date pursuant to
Section 8.01(b), (ii) the principal amount of a Security denominated in one or more foreign currencies or currency units will be the U.S. dollar equivalent, determined in the manner contemplated by Section 2.01 on the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the U.S. dollar equivalent on the date of original issuance of such Security of the amount determined as provided in clause (i) above) of such Security, and (iii) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor will be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee will be protected in relying upon any such request, demand, authorization, direction, notice, consent, or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned will be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgor establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

Paying Agent:

          The term "Paying Agent" means any Person authorized by the Company or the Guarantor, as the case may be, to pay the principal of or any premium or interest on, or any Additional Amounts with respect to, any Securities on behalf of the Company or the Guarantor, as the case may be.

Person:

          The term "Person" means any individual, partnership, corporation, joint stock company, business trust, trust, unincorporated association, joint venture, or other entity, or government or political subdivision or agency thereof.

Place of Payment:

          The term "Place of Payment" when used with respect to the Securities of any series means the place or places where the principal of and any premium and interest on, or any Additional Amounts with respect to the Securities of that series are payable as specified as contemplated by Section 2.01.

Predecessor Security:

          The term "Predecessor Security" when used with respect to any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.07 in exchange for or in lieu of a mutilated, destroyed, lost, or stolen Security will be deemed to evidence the same debt as the mutilated, destroyed, lost, or stolen Security.

Preferred Securities:

          The term "Preferred Securities" has the meaning set forth in the first recital.

Preferred Securities Guarantee:

          The term "Preferred Securities Guarantee" means the guarantee by Kingsway Financial Services Inc., in its capacity as guarantor with respect to the Preferred Securities of a Kingsway Financial Capital Trust, of distributions on such Preferred Securities to the extent provided in the Guarantee Agreement.

Proceeding:

          The term "Proceeding" has the meaning specified in Section 13.02.

Property Trustee:

          The term "Property Trustee" means, in respect of any Kingsway Financial Capital Trust, the commercial bank or trust company identified as the "Property Trustee" in the related Trust Agreement, solely in its capacity as Property Trustee of such Kingsway Financial Capital Trust under each Trust Agreement and not in its individual capacity, or its successor in interest in such capacity, or any successor property trustee appointed as therein provided.

Redemption Date:

          The term "Redemption Date" when used with respect to any Security to be redeemed means the date fixed for such redemption by or pursuant to this Indenture.

Redemption Price:

          The term "Redemption Price" when used with respect to any Security to be redeemed means the price (including premium, if any) and any Additional Amounts at which it is to be redeemed pursuant to this Indenture.

Regular Record Date:

          The term "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 2.01.

Responsible Officer:

          "Responsible Officer" when used with respect to the Trustee, means any vice president, any assistant vice president, any senior trust officer or assistant trust officer, any trust officer, or any other officer associated with the corporate trust department of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such person's knowledge of and familiarity with the particular subject.

Securities:

          The term "Securities" has the meaning set forth in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

Security Register and Security Registrar:

          The terms "Security Register" and "Security Registrar" have the respective meanings set forth in Section 2.05.

Special Event:

          The term "Special Event" means a Tax Event or an Investment Company Event.

Special Record Date:

          The term "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 2.09.

Stated Maturity:

          The term "Stated Maturity" when used with respect to any Security, any installment of interest (including Additional Interest) thereon, or any Additional Amounts with respect thereto, or any other amount payable under this Indenture or the Securities means the date specified in this Indenture or such Security as the regularly scheduled date on which the principal of such Security, such installment of interest, or such Additional Amounts are, or such other amount, is due and payable.

Subordinated Notes:

          The term "Subordinated Notes" means subordinated debt securities of a Subsidiary of the Guarantor issued to the Company in connection with the Company's issuance of a series of Securities to evidence loans made by the Company of proceeds from the issuance of a Kingsway Financial Capital Trust of Trust Securities.

Subsidiary:

          The term "Subsidiary" means, as applied with respect to any Person, any corporation, partnership, or other business entity of which, in the case of a corporation, more than 50% of the issued and outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation has or might have voting power upon the occurrence of any contingency), or, in the case of any partnership or other legal entity, more than 50% of the ordinary equity capital interests, is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries, or by one or more of such Person's other Subsidiaries.

Surviving Person:

          The term "Surviving Person" has the meanings set forth in Sections
11.01 and 11.02, respectively.

Tax Event:

          The term "Tax Event" means the receipt by the Company of an Opinion of Counsel, rendered by a law firm having a recognized national tax law practice, to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after the Original Issue Date of the applicable series of Securities or of the applicable Preferred Securities issued by the affected Kingsway Financial Capital Trust, there is more than an insubstantial risk that (i) if a Kingsway Financial Capital Trust holds such Securities, such Kingsway Financial Capital Trust is, or will be within 90 days of the date of such Opinion of Counsel, subject to United States Federal income tax with respect to income received or accrued on such Securities, (ii) interest payable by the Company on such series of Securities is not, or within 90 days of the date of such Opinion of Counsel, will not be, deductible by the Company, in whole or in part, for United States Federal income tax purposes, or (iii) if a Kingsway Financial Capital Trust holds such Securities, such Kingsway Financial Capital Trust is, or will be within 90 days of the date of such Opinion of Counsel, subject to more than a de minimis amount of other taxes, duties or other governmental charges; provided, that Company or the affected Kingsway Financial Capital Trust shall have requested and received an Opinion of Counsel with regard to such matters within a reasonable period of time after the Company or such Kingsway Financial Capital Trust shall have become aware of the possible occurrence of any of the events described in clauses (i) through (iii) above.

Taxing Jurisdiction:

          The term "Taxing Jurisdiction" has the meaning set forth in Section 14.02.

Trust Agreement:

          The term "Trust Agreement" means the Declaration of Trust substantially in the form attached hereto as Annex B, as amended by the form of Amended and Restated Declaration of Trust substantially in the form attached hereto as Annex C, or substantially in such form as may be specified as contemplated by Section 2.01 with respect to the Securities of any series, in each case as amended from time to time.

Trust Indenture Act:

          The term "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, as in force upon the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

Trustee:

          The term "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" will mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series will mean each Trustee with respect to Securities of that series.

Trust Securities:

          The term "Trust Securities" has the meaning specified in the first recital of this Indenture.

U.S. Alien:

          The term "U.S. Alien" means, except as otherwise provided in or pursuant to this Indenture or any Security, any person who, for U.S. Federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States Federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

U.S. Government Obligation:

          The term "U.S. Government Obligation" means (a) any security that is
(i) a direct obligation of the United States of America for the payment of which full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof and (b) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any U.S. Government Obligation specified in clause (a), which U.S. Government Obligation is held by such custodian for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any such U.S. Government Obligation, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

Vice President:

          The term "Vice President" when used with respect to the Company, the Guarantor or the Trustee means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

          (b) The words "Article" and "Section" refer to an Article and Section, respectively, of this Indenture. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular

Article, Section, or other subdivision. Certain terms used principally in Articles V, VI, and IX are defined in those Articles. Terms in the singular include the plural and terms in the plural include the singular.

     Article II. THE SECURITIES

          Section 2.01. Designation and Amount of Securities.

               (a) The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited.

               (b) The Securities may be issued in one or more series. There will be established in or pursuant to a Company Board Resolution and a Guarantor Board Resolution, if applicable, and, subject to Section 2.04, set forth or determined in the manner provided in a Company Officer's Certificate and a Guarantor Officer's Certificate, if applicable, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series: (i) the title of the Securities of the series (which will distinguish the Securities of the series from Securities of any other series); (ii) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in the exchange for, or in lieu of, other Securities of the series pursuant to Section 2.05, 2.06, 2.07, 3.05, or 10.06 and except for any Securities which, pursuant to
Section 2.04, are deemed never to have been authenticated and delivered hereunder); (iii) the Person to whom any interest on a Security of the series will be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest; (iv) the date or dates on which the principal of the Securities of the series is payable; (v) the rate or rates at which the Securities of the series will bear interest, if any, or the method or methods, if any, by which such rate or rates are to be determined, the rate or rates and the extent to which Additional Interest, if any, shall be payable in respect of such Securities, the date or dates from which such interest will accrue, the Interest Payment Dates on which any such interest will be payable, and the Regular Record Date for any interest payable on any Interest Payment Date; (vi) the place or places where the principal of and any premium and interest or Additional Amounts on Securities of the series will be payable;
(vii) the period or periods within which, the price or prices at which, and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company; (viii) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which, and the terms and conditions upon which Securities of the series will be redeemed or purchased, in whole or in part, pursuant to such obligation; (ix) if other than denominations of $1,000 and integral multiples thereof, the denominations in which Securities of the series will be issuable; (x) the currency, currencies, or currency units in which payment of the principal of and any premium and interest or Additional Amounts on any Securities of the series will be payable if other than the currency of the United

States of America and the manner of determining the equivalent thereof in the currency of the United States of America for purposes of the definition of "Outstanding" in Section 1.01; (xi) if the amount of payments of principal of or any premium or interest or Additional Amounts on any Securities of the series may be determined with reference to an index, based upon a formula, or in some other manner, the manner in which such amounts will be determined; (xii) if the principal of or any premium or interest or Additional Amounts on any Securities of the series is to be payable, at the election of the Company or a Holder thereof, in one or more currencies or currency units other than that or those in which the Securities are stated to be payable, the currency, currencies, or currency units in which payment of the principal of and any premium and interest on Securities of such series as to which such election is made will be payable, and the periods within which and the terms and conditions upon which such election is to be made; (xiii) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which will be payable upon declaration of acceleration of the Maturity thereof pursuant to
Section 8.01(b); (xiv) if applicable, that the Securities of the series will be subject to either or both of Defeasance or Covenant Defeasance as provided in
Article V, provided that no series of Securities that is convertible into Common Stock pursuant to Section 2.01(b)(xvi) or convertible into or exchangeable for any other securities pursuant to Section 2.01(b)(xvi) will be subject to Defeasance pursuant to Section 5.02; (xv) if and as applicable, that the Securities of the series will be issuable in whole or in part in the form of one or more Global Securities and, in such case, the Depositary or Depositaries for such Global Security or Global Securities and any circumstances other than those set forth in Section 2.05 in which any such Global Security may be transferred to, and registered and exchanged for Securities registered in the name of, a Person other than the Depositary for such Global Security or a nominee thereof and in which any such transfer may be registered; (xvi) the terms and conditions, if any, pursuant to which the Securities are convertible into or exchangeable for any other securities, including (without limitation) securities of Persons other than the Company; (xvii) the form or forms of the Declaration of Trust, Amended and Restated Declaration of Trust and Guarantee Agreement, if different from the forms attached hereto as Annexes B, C, and D, respectively; and (xviii) any other terms of, or provisions, covenants, rights or other matters applicable to, the series (which terms, provisions, covenants, rights or other matters will not be inconsistent with the provisions of this Indenture, except as permitted by Section 10.01(e)).

               (c) All Securities of any one series will be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Company Board Resolution referred to below and (subject to Section 2.04) set forth or determined in the manner provided in the Company Officer's Certificate referred to above or in any such indenture supplemental hereto.

               (d) If any of the terms of the series are established by action taken pursuant to a Company Board Resolution, a copy of an appropriate record of such action will be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee concurrently with or prior to the delivery of the Officer's Certificate setting forth the terms of the series.

          Section 2.02. Form of Securities and Trustee's Certificate of Authentication.

               (a) The Securities of each series will be in substantially the form set forth in or otherwise contemplated by the recitals to this Indenture, with appropriate variations to reflect the specific terms of such series. If the form of Securities of any series is established by action taken pursuant to a Company Board Resolution, a copy of an appropriate record of such action will be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee concurrently with or prior to the delivery of the Company Order contemplated by Section 2.04 for the authentication and delivery of such Securities.

               (b) The definitive Securities will be printed, lithographed, or engraved on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

               (c) The Trustee's certificate of authentication will be in substantially the form set forth in the recitals to this Indenture.

               (d) Every Global Security authenticated and delivered hereunder will bear a legend in substantially the form set forth in the recitals to this Indenture.

          Section 2.03. Date and Denominations.

                  Each Security will be dated the date of its authentication. The Securities of each series will be issuable only in registered form without coupons in such denominations as may be specified as contemplated by Section
2.01. In the absence of any such specified denomination with respect to the Securities of any series, the Securities of such series will be issuable in denominations of $1,000 and integral multiples thereof.

          Section 2.04. Execution, Authentication and Delivery of Securities.

               (a) The Securities will be executed on behalf of the Company by the Chairman or any Vice Chairman of the Company Board of Directors, the Chief Executive Officer, the President, or any Vice President of the Company and attested by the Treasurer, the Secretary, any Assistant Treasurer, or any Assistant Secretary of the Company under its corporate seal. The signature of any of these officers on the Securities may be manual or facsimile. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted, or otherwise reproduced on the Securities.

               (b) Only such Securities bearing the Trustee's certificate of authentication, signed manually by the Trustee, will be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such execution of the certificate of authentication by the Trustee upon any Securities executed by the Company will be conclusive evidence that the Securities so authenticated have been duly authenticated and delivered hereunder.

Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in
Section 2.08, for all purposes of this Indenture such Security will be deemed never to have been authenticated and delivered hereunder and will never be entitled to the benefits of this Indenture.

               (c) Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company will bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

               (d) At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order will authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established in or pursuant to one or more Company Board Resolutions as permitted by Sections 2.01 and 2.02, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee will be entitled to receive, and (subject to Section 9.01) will be fully protected in relying upon,

               (i) an Opinion of Counsel stating:

     1) if the form of such Securities has been established by or pursuant to a Company Board Resolution as permitted by Section 2.02, that such form has been established in conformity with the provisions of this Indenture,

     2) if the terms of such Securities have been established by or pursuant to a Company Board Resolution as permitted by Section 2.01, that such terms have been established in conformity with the provisions of this Indenture,

     3) all conditions precedent to the authentication and delivery of such Securities have been complied with and that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Company enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or other laws relating to or affecting creditors' rights and by general principles of equity;

     4) that all laws and requirements in respect of the execution and delivery by the Company of such Securities have been complied with; and

     5)   this Indenture has been qualified under the Trust Indenture Act.

          (ii) a Company Officer's Certificate and a Guarantor Officer's Certificate, in each case stating that to the best knowledge of the Persons executing such certificate, all conditions precedent to the execution, authentication and delivery of such Securities have been complied with, and no event which is, or after notice or lapse of time would become, an Event of Default with respect to any Securities shall have occurred and be continuing.

          The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith shall determine that such action would expose the Trustee to personal liability to existing Holders.

          (e) Notwithstanding the provisions of Sections 2.01 and 2.04(d), if all Securities of a series are not to be originally issued at one time, it will not be necessary to deliver the Company Officer's Certificate and the Guarantor Officer's Certificate otherwise required pursuant to Section 2.01 or the Company Order and Opinion of Counsel otherwise required pursuant to Section 2.04(d) at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

     Section 2.05. Registration, Transfer and Exchange.

          (a) The Company will cause to be kept at the Corporate Trust Office a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company will provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

          (b) Upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for that series, the Company will execute, and the Trustee will authenticate and deliver in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor.

          (c) At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company will execute, and the Trustee will authenticate and deliver the Securities which the Holder making the exchange is entitled to receive.

          (d) Every Security presented or surrendered for registration of transfer or exchange will (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument or instruments of transfer, in form reasonably satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing. No service charge will be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax, assessment, fee or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 2.06, 3.05, or 10.06 not involving any transfer. The Company will not be required (i) to issue, register the transfer of, or exchange Securities of any series during a period beginning at the opening of business 15 calendar days before the mailing of a notice of redemption of Securities of that series selected for redemption under Section 3.02(c) and ending at the close of business on the day of such mailing or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except, in the case of any Securities to be redeemed in part, the portion thereof not being redeemed.

          (e) All Securities issued upon any registration of transfer or exchange of Securities will be valid obligations of the Company and the Guarantor, as the case may be, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

          (f) Notwithstanding any other provision in this Indenture, no Global Security may be transferred to, or registered or exchanged for Securities registered in the name of, any Person other than the Depositary for such Global Security or any nominee thereof, and no such transfer may be registered, unless
(i) such Depositary (A) notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or (B) ceases to be a clearing agency registered under the Exchange Act, (ii) the Company executes and delivers to the Trustee a Company Order that such Global Security shall be so transferable, registrable, and exchangeable, and such transfers shall be registrable, (iii) there shall have occurred and be continuing an Event of Default with respect to the Securities evidenced by such Global Security, or
(iv) there shall exist such other circumstances, if any, as have been specified for this purpose as contemplated by Section 2.01. Notwithstanding any other provision in this Indenture, a Global Security to which the restriction set forth in the preceding sentence shall have ceased to apply may be transferred only to, and may be registered and exchanged for Securities registered only in the name or names of, such Person or Persons as the Depositary for such Global Security shall have directed and no transfer thereof other than such a transfer may be registered. Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security to which the restriction set forth in the first sentence of this Section 2.05(f) shall apply, whether pursuant to this Section 2.05, Section 2.06, 2.07, 3.05, or 10.06 or otherwise, will be authenticated and delivered in the form of, and will be, a Global Security.

          (g) Each Holder of a Security agrees to indemnify the Company, the Guarantor and the Trustee against any liability that may result from the transfer, exchange or assignment of such Holder's Security in violation of any provision of this

Indenture and/or applicable United States or Canadian Federal or state, provincial securities laws or regulations.

               (h) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Depositary Participants or beneficial owners of interests in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

          Section 2.06. Temporary Securities.

               Pending the preparation of definitive Securities of any series, the Company may execute and register and upon Company Order the Trustee will authenticate and deliver temporary Securities (printed, lithographed, or typewritten) of any authorized denomination, and substantially in the form of the definitive Securities but with such omissions, insertions, and variations as may be appropriate for temporary Securities, all as may be determined by the officers executing such Securities as evidenced by their execution of such Securities; provided, however, that the Company will use reasonable efforts to have definitive Securities of that series available at the times of any issuance of Securities under this Indenture. Every temporary Security will be executed and registered by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. The Company will execute and register and furnish definitive Securities of such series as soon as practicable and thereupon any or all temporary Securities of such series may be surrendered in exchange therefor at the office or agency of the Company in the Place of Payment for that series, and the Trustee will authenticate and deliver in exchange for such temporary Securities of such series one or more definitive Securities of the same series, of any authorized denominations, and of a like aggregate principal amount and tenor. Such exchange will be made by the Company at its own expense and without any charge to the Holder therefor. Until so exchanged, the temporary Securities of any series will be entitled to the same benefits under this Indenture as definitive Securities of the same series authenticated and delivered hereunder.

          Section 2.07. Mutilated, Destroyed, Lost, and Stolen Securities.

               (a) If any mutilated Security is surrendered to the Trustee, the Company will execute and the Trustee will authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and having the same stated maturity and bearing the same Interest Rate as such mutilated Security, and bearing a number not contemporaneously outstanding.

               (b) If there shall be delivered to the Company, the Guarantor and the Trustee (i) evidence to their satisfaction of the destruction, loss, or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company, the Guarantor or the Trustee that such Security has been acquired by a bona fide purchaser, the Company will execute and the Trustee will authenticate and deliver, in lieu of any such destroyed, lost, or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

               (c) In case any such mutilated, destroyed, lost, or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security, without premium.

               (d) Upon the issuance of any new Security under this Section 2.07, the Company may require the payment of a sum sufficient to cover any tax, assessment, fee or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

               (e) Every new Security of any series issued pursuant to this
Section 2.07 in exchange for any mutilated Security or in lieu of any destroyed, lost, or stolen Security will constitute an original additional contractual obligation of the Company and the Guarantor, whether or not the mutilated, destroyed, lost, or stolen Security shall be at any time enforceable by anyone, and will be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

               (f) The provisions of this Section 2.07 are exclusive and will preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost, or stolen Securities.


          Section 2.08. Cancellation of Surrendered Securities.

               All Securities surrendered for payment, redemption, registration of transfer or exchange, or for credit against any sinking fund payment will, if surrendered to any Person other than the Trustee, be delivered to the Trustee and will be promptly cancelled by it. Notwithstanding any other provision of this Indenture, the Company or any wholly-owned Subsidiary of the Guarantor may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company or any wholly-owned Subsidiary of the Guarantor may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered will be promptly cancelled by the Trustee. No Securities will be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section 2.08, except as expressly permitted by this Indenture. The Trustee shall dispose of all cancelled Securities in accordance with its customary procedures.

          Section 2.09. Payment of Interest and Additional Amounts; Interest and Additional Amounts Rights Preserved.

               (a) Except as otherwise provided as contemplated by Section 2.01 with respect to any series of Securities, any interest on and any Additional Amounts with respect to any Security which are payable, and are punctually paid or duly provided for, on any Interest Payment Date will be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

               (b) Any interest on and any Additional Amounts with respect to any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") will forthwith cease to be payable to the Holder on the relevant regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company or the Guarantor together with interest thereon (to the extent permitted by law) at the rate of interest applicable to such Security, at its election in each case, as provided in clause (i) or (ii) below:

               (i) The Company or the Guarantor, as the case may be, may elect to make payment of any Defaulted Interest (and interest thereon, if any) to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which will be fixed in the following manner. The Company or the Guarantor, as the case may be, will promptly notify the Trustee in writing of the amount of Defaulted Interest (and interest thereon, if any) proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company or the Guarantor, as the case may be, will deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest (and interest thereon, if any) or will make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest (and interest thereon, if any) as in this clause (i) provided. Thereupon the Trustee will fix a Special Record Date for the payment of such Defaulted Interest (and interest thereon, if any) which will be not more than 15 calendar days and not less than 10 calendar days prior to the date of the proposed payment and not less than 10 calendar days after the receipt by the Trustee of the notice of the proposed payment. The Trustee will promptly notify the Company and the Guarantor of such Special Record Date and, in the name and at the expense of the Company or the Guarantor, as the case may be, will cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 calendar days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest (and interest thereon, if any) and the Special Record

          Date therefor having been so mailed, such Defaulted Interest will be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and will no longer be payable pursuant to the following clause (ii).

               (ii) The Company or the Guarantor, as the case may be, may make payment of any Defaulted Interest (and Additional Interest thereon, if any) on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company or the Guarantor, as the case may be, to the Trustee of the proposed payment pursuant to this clause (ii), such manner of payment shall be deemed practicable by the Trustee.

               (c) Subject to the foregoing provisions of this Section 2.09, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security will carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

          Section 2.10. Persons Deemed Owners.

               Prior to due presentment of a Security for registration of transfer, the Company, the Guarantor, the Trustee, and any agent of the Company, the Guarantor, or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 2.09) any interest on such Security and for all other purposes whatsoever, whether or not such Security shall be overdue, and neither the Company, the Guarantor, the Trustees nor any agent of the Company, the Guarantor or the Trustee will be affected by notice to the contrary.

          Section 2.11. Computation of Interest.

               Except as otherwise specified as contemplated by Section 2.01 for Securities of any series, interest on the Securities of each series will be computed on the basis of a 360-day year consisting of twelve 30-day months.

          Section 2.12. Deferrals of Interest Payment Dates.

               If specified as contemplated by Section 2.01 with respect to the Securities of a particular series, provided that no Event of Default has occurred and is continuing with respect to the Securities, the Company shall have the right, at any time or from time to time during the term of such series, to defer the payment of interest on such Securities for such period or periods as may be specified as contemplated by Section 2.01 (each, an "Extension Period") during which Extension Periods the Company shall have the right to make partial payments of interest on any Interest Payment Date. No Extension Period shall end on a date other than an Interest Payment Date. At the end of any such

Extension Period the Company shall pay all interest then accrued and unpaid on the Securities (together with Additional Interest thereon, if any, at the rate specified for the Securities of such series to the extent permitted by applicable law), provided, however, that no Extension Period may extend beyond the Maturity of these Securities. During an Extension Period, interest will continue to accrue and holders of the Securities will be required to accrue interest income for U.S. Federal income tax purposes. During any such Extension Period, the Company and the Guarantor will not (a) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of its capital stock (which includes common and preferred stock), or (b) make, or permit any Subsidiary to make, any payment of principal, interest or premium, if any (other than payments under the Subordinated Notes), on or repay, repurchase or redeem any debt security that ranks pari passu with or junior in interest to the Securities of such series, the Guarantee with respect thereto or the Subordinated Notes, as the case may be, or (c) make, or permit any Subsidiary to make, any guarantee payments with respect to any guarantee of any debt security (other than payments under the related Guarantee Agreement or the Guarantee with respect to the Securities of such series), if such guarantee ranks pari passu with or junior in interest to the Securities of such series or the Guarantee with respect thereto. Notwithstanding the foregoing, the following shall not be prohibited: (i) repurchases, redemptions or other acquisitions of shares of capital stock of the Guarantor in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of one or more employees, officers, directors or consultants, in connection with a dividend reinvestment or stockholder stock purchase plan or in connection with the issuance of capital stock of the Guarantor (or securities convertible into or exercisable for such capital stock) as consideration in an acquisition transaction entered into prior to the selection of an Extension Period by the Company, as applicable, (ii) any transactions described in (a) or
(b) above resulting from any reclassification of the Guarantor's capital stock, or the exchange or conversion of any class or series of the Guarantor's capital stock for any other class or series of the Guarantor's capital stock, or the exchange or conversion of any class or series of the Guarantor's Indebtedness for any class or series of the Guarantor's capital stock, (iii) the purchase of fractional interests in shares of the Guarantor's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, or (iv) any declaration of a dividend in connection with any stockholders' rights plan, or the issuance of rights, stock or other property under any stockholders' rights plan, or the redemption or repurchase of rights pursuant thereto. Prior to the termination of any such Extension Period, but provided that no Event of Default has occurred and is continuing, the Company may further extend such Extension Period; provided, however, that no Extension Period shall exceed the period or periods specified in such Securities or extend beyond the Maturity of such Securities. Upon termination of any Extension Period and upon the payment of all accrued and unpaid interest and any Additional Interest then due on any Interest Payment Date, the Company may elect to begin a new Extension Period, subject to the above requirements. No interest shall be due and payable during an Extension Period, except at the end thereof. The Company shall give the Holders of the Securities of such series and the Trustee and the Property Trustee notice of its election to begin any such Extension

Period (or an extension thereof) at least five Business Days prior to the Interest Payment Date or, with respect to the Securities of a series issued to a Kingsway Financial Capital Trust, prior to the earlier of (i) the date the Distributions on the Trust Securities of such Kingsway Financial Capital Trust would have been payable except for the election to begin or extend such Extension Period or (ii) the date the Administrative Trustees of such Kingsway Financial Capital Trust are required to give notice to any exchange or automated quotation system or to holders of Trust Securities of the record date or the date such Distributions are payable, but in any event not less than five Business Days prior to such record date. There is no limitation on the number of times that the Company may elect to begin an Extension Period.

          Section 2.13. Right of Set Off.

                  With respect to the Securities of a series issued to a Kingsway Financial Capital Trust, notwithstanding anything to the contrary in the Indenture, the Company shall have the right to set-off any payment it is otherwise required to make thereunder in respect of any such Security to the extent the Guarantor has theretofore made, or is concurrently on the date of such payment making, a payment under the Preferred Securities Guarantee relating to such Security or under Section 8.09.

          Section 2.14. Agreed Tax Treatment.

                  Each Security issued hereunder shall provide that the Company, the Guarantor, and, by its acceptance of a Security or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, such Security intend that such Security constitute indebtedness and agree to treat such Security as indebtedness for all United States Federal, state and local tax purposes.

          Section 2.15. Extension of Stated Maturity; Adjustment of Stated Maturity Upon an Exchange

                  If specified as contemplated by Section 2.01 with respect to the Securities of a particular series, the Company shall have the right to (a) change the Stated Maturity of the Securities of such series upon the liquidation of a Kingsway Financial Capital Trust and the exchange of such Securities for the Preferred Securities of such Kingsway Financial Capital Trust and (b) extend the Stated Maturity for the Securities of such series; provided, however, that at the time any election to extend the Stated Maturity is made and at the time of such extension, (i) neither the Company nor the Guarantor is in bankruptcy, otherwise insolvent or in liquidation, (ii) neither the Company nor the Guarantor is in default in the payment of any interest or principal or Additional Amounts on the Securities of such series or the Guarantee in respect thereof, as the case may be, and no deferred interest payments thereon have accrued, (iii) the applicable Kingsway Financial Capital Trust is not in arrears on payments of Distributions on its Preferred Securities and no deferred Distributions thereon are accumulated, (iv) the extended Stated Maturity is no later than the 49th anniversary of the initial issuance of the Preferred Securities of the applicable Kingsway Financial Capital Trust, and (v) the Company has received an Opinion of Counsel, rendered by a law firm having a recognized national tax practice, to the effect that, (x) the Holders of the Outstanding Securities of such series will not recognize gain or loss for United States Federal income tax purposes as a result of such change to or extension of the Stated Maturity of the Outstanding Securities of such series and will be subject to United States Federal income tax on the same amount, in the same manner, and at the same times as would be the case if such change to or extension of the Stated Maturity of the Outstanding Securities of such series were not to occur, and (y) the Kingsway Financial Capital Trust will remain classified as a grantor trust and not as an association taxable as a corporation for United States Federal income tax purposes; provided, further, however, that, if the Company exercises its right to liquidate the applicable Kingsway Financial Capital Trust and exchange the Securities of such series for the Preferred Securities of such Kingsway Financial Capital Trust as specified in clause (a) above, any changed Stated Maturity of the Securities of such series shall be no earlier than the date that is five years after the issuance of the Preferred Securities and no later than the date 30 years (plus an extended term of up to an additional 19 years if the above-referenced conditions are satisfied) after the date of the initial issuance of the Preferred Securities of the applicable Kingsway Financial Capital Trust.

     Section 2.16. CUSIP Numbers.

          The Company in issuing any series of the Securities may use CUSIP numbers, if then generally in use, and thereafter with respect to such series, the Trustee may use such numbers in any notice of redemption or exchange with respect to such series; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers.

  Article III. REDEMPTION OF SECURITIES

     Section 3.01. Applicability of Article.

             Securities of any series which are redeemable before their Stated Maturity will be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 2.01 for Securities of any series) in accordance with this Article III.

     Section 3.02. Election to Redeem; Notice to Trustee.

             (a) The election of the Company to redeem any Securities will be evidenced by a Company Board Resolution. In case of any redemption at the election of the Company, the Company will, not less than 30 and no more than 60 calendar days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company will furnish the Trustee with a Company Officer's Certificate evidencing compliance with such restriction.

             (b) Notice of redemption of Securities to be redeemed at the election of the Company will be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and will be irrevocable. Notice of redemption will be given by mail, first class postage prepaid, not less than 30 and no more than 60 calendar days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register. All notices of redemption will include the CUSIP number and will state (i) the Redemption Date, (ii) the Redemption Price,
(iii) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed,
(iv) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date, (v) the place or places where such Securities are to be surrendered for payment of the Redemption Price,
(vi) that the redemption is for a sinking fund, if such is the case, (vii) the specific provision of this Indenture pursuant to which such Securities are to be redeemed, (viii) in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the Holder of such Security will receive, without charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed, and (ix) in the case of Securities of any series that are convertible into Common Stock of the Company or exchangeable for other securities, the conversion or exchange price or rate, the date or dates on which the right to convert or exchange the principal of the Securities of such series to be redeemed will commence or terminate and the place or places where such Securities may be surrendered for conversion or exchange.

             (c) If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed will be selected not less than 30 and no more than 60 calendar days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee may deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series. The Trustee will promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

             (d) For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities will relate, in the case of

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

any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

             (e) If Securities of any series held by a Kingsway Financial Capital Trust are to be redeemed, the Company shall also deliver a copy of such notice of redemption to the Property Trustee of such Kingsway Financial Capital Trust.

     Section 3.03. Deposit of Redemption Price.

             Prior to 10:00 a.m. (local time at the Place of Payment) on the Redemption Date specified in the notice of redemption given as provided in
Section 3.02, the Company or the Guarantor will deposit with the Trustee or with a Paying Agent (or, if the Company or the Guarantor, as the case may be, is acting as its own Paying Agent segregate and hold in trust as provided in
Section 6.03) an amount of money in the applicable currency sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) any accrued interest on, including any Additional Interest, all of the Securities that are to be redeemed on that date.

     Section 3.04. Company's Right of Redemption.

             (a) Unless otherwise specified as contemplated by Section 2.01 with respect to the Securities of a particular series and notwithstanding any additional redemption rights that may be so specified, the Company may, at its option, redeem the Securities of any series after their date of issuance in whole at any time or in part from time to time, subject to the provisions of this clause (a) and the other provisions of this Article III. Unless otherwise specified as contemplated by Section 2.01 with respect to the Securities of a particular series, the redemption price for any Security so redeemed pursuant to this clause (a) shall be equal to 100% of the principal amount of such Securities plus any accrued and unpaid interest to the date fixed for redemption. The Company shall not redeem the Securities in part unless all accrued and unpaid interest has been paid in full on all Securities Outstanding for all interest periods terminating on or prior to the date fixed for redemption.

             (b) In the case of the Securities of a series issued to a Kingsway Financial Capital Trust, except as otherwise specified as contemplated by
Section 2.01, if a Special Event in respect of the Company or such Kingsway Financial Capital Trust shall occur and be continuing, the Company may, at its option, upon not less than 30 days' prior notice nor more than 60 days' prior notice to Holders of the Securities of such series, redeem the Securities of such series in whole but not in part, for cash within 180 days (the "180-Day Period") following the occurrence of such Special Event at a redemption price equal to 100% of the principal amount of such Securities to be redeemed plus accrued and unpaid interest thereon to the date fixed for redemption.

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

     Section 3.05. Securities Payable on Redemption Date.

             (a) Notice of redemption having been given as aforesaid, the Securities so to be redeemed will, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company or the Guarantor, as the case may be, defaults in the payment of the Redemption Price and accrued interest, including any Additional Interest) such Securities will cease to accrue interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security will be paid by the Company or the Guarantor, as the case may be, at the Redemption Price, together with accrued interest, including any Additional Interest, to the Redemption Date; provided, however, that unless otherwise specified as contemplated by Section 2.01, installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates in accordance with their terms and the provisions of Section 2.09.

             (b) If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium will, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

     Section 3.06. Securities Redeemed in Part.

             Any Security that is to be redeemed only in part will be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company will execute, and the Trustee will authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. If a Global Security is so surrendered, the Company will execute, and the Trustee will authenticate and deliver to the Depositary for such Global Security as shall be specified in the Company Order with respect thereto to the Trustee, without service charge, a new Global Security in a denomination equal to and in exchange for the unredeemed portion of the principal of the Global Security so surrendered.

  Article IV. SINKING FUNDS

     Section 4.01. Applicability of Article.

             The provisions of this Article IV will be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 2.01 for Securities of such series. The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount

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

provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the amount of any sinking fund payment may be subject to reduction as provided in Section 4.02. Each sinking fund payment with respect to Securities of a particular series will be applied to the redemption of Securities of such series as provided for by the terms of Securities of such series.

     Section 4.02. Satisfaction of Sinking Fund Payments With Securities.

             The Company or the Guarantor (a) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (b) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series, provided that such Securities have not been previously so credited. Such Securities will be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment will be reduced accordingly.

     Section 4.03. Redemption of Securities for Sinking Fund.

             Not less than 60 calendar days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee a Company Officer's Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, that is to be satisfied by payment of cash and the portion thereof, if any, that is to be satisfied by delivering and crediting Securities of that series pursuant to Section 4.02 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 calendar days before each such sinking fund payment date, the Trustee will select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 3.02(c) and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 3.02(b). Such notice having been duly given, the redemption of such Securities will be made upon the terms and in the manner stated in Sections 3.05 and 3.06.

  Article V. DEFEASANCE AND COVENANT DEFEASANCE

     Section 5.01. Company's Option to Effect Defeasance or Covenant Defeasance.

             The Company may elect, at its option by Company Board Resolution at any time, to have either Section 5.02 or Section 5.03 applied to the Outstanding Securities of any series designated pursuant to Section 2.01 as being defeasible pursuant to this Article V (hereinafter called "Defeasible Series"), upon compliance with the conditions set forth below in this Article V, provided that
Section 5.02 will not apply to

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

any series of Securities that is convertible into Common Stock pursuant to
Section 2.01(b)(xvi) or convertible into or exchangeable for any other securities pursuant to Section 2.01 (b)(xvi).

     Section 5.02. Defeasance and Discharge.

             Upon the Company's exercise of the option provided in Section 5.01 to have this Section 5.02 applied to the Outstanding Securities of any Defeasible Series and subject to the proviso to Section 5.01, the Company and the Guarantor will be deemed to have been discharged from its obligations with respect to the Outstanding Securities of such series and under the Guarantee in respect thereof, respectively, as provided in this Section 5.02 on and after the date the conditions set forth in Section 5.04 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company or the Guarantor will be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series, and under the Guarantee in respect thereof, and to have satisfied all its other obligations under the Securities of such series, and under the Guarantee in respect thereof, and this Indenture insofar as the Securities of such series, and under the Guarantee in respect thereof, are concerned (and the Trustee, at the expense of the Company or the Guarantor, will execute proper instruments acknowledging the same), subject to the following which will survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of Securities of such series to receive, solely from the trust fund described in Section 5.04 and as more fully set forth in Section 5.04, payments in respect of the principal of and any premium and interest on such Securities of such series when payments are due,
(b) the Company's, the Guarantor's and the Trustee's obligations with respect to the Securities and the Guarantee in respect thereof, as applicable, of such series under Sections 2.05, 2.06, 2.07, 6.02, 6.03, and 10.06, (c) the rights, powers, trusts, duties, and immunities of the Trustee hereunder, and (d) this
Article V. Subject to compliance with this Article V, the Company may exercise its option provided in Section 5.01 to have this Section 5.02 applied to the Outstanding Securities of any Defeasible Series notwithstanding the prior exercise of its option provided in Section 5.01 to have Section 5.03 applied to the Outstanding Securities of such series.

     Section 5.03. Covenant Defeasance.

             Upon the Company's exercise of the option provided in Section 5.01 to have this Section 5.03 applied to the Outstanding Securities of any Defeasible Series, (a) the Company and the Guarantor will be released from their obligations under Sections 6.04 through 6.07, inclusive, Section 11.01, and the provisions of any Supplemental Indenture specified in such Supplemental Indenture, and (b) the occurrence of any event specified in Sections 8.01(a)(iii), 8.01(a)(iv) (with respect to any of Sections 6.04 through 6.07, inclusive, Section 11.01, and the provisions of any Supplemental Indenture specified in such Supplemental Indenture), 8.01(a)(v), and 8.01(a)(viii) will be deemed not to be or result in an Event of Default, in each case with respect to the Outstanding Securities of such series as provided in this Section on and after the date the conditions set forth in Section 5.04 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that with respect to Outstanding Securities of any Defeasible Series, the Company and the Guarantor may omit to comply with and will have no liability in respect of any term, condition, or limitation set forth in any such specified Section (to the extent so specified in the case of Section 8.01(a)(iv)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but, except as specified above, the remainder of this Indenture and the Securities of such series and the Guarantee thereof will be unaffected thereby.

     Section 5.04. Conditions to Defeasance or Covenant Defeasance.

          The following will be the conditions to application of either Section
5.02 or Section 5.03 to the Outstanding Securities of any Defeasible Series:

          (a) The Company or the Guarantor shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee that satisfies the requirements contemplated by Section 9.08 and agrees to comply with the provisions of this Article V applicable to it) as trust funds in trust for the benefit of the Holders of Outstanding Securities of such series (i) money in an amount, or (ii) U.S. Government Obligations that through the scheduled payment of principal and any premium and interest (including any Additional Interest), if any, on, and Additional Amounts, if any, in respect thereof in accordance with their terms will provide, without reinvestment, not later than one day before the due date of any payment, money in an amount, or (iii) a combination thereof, in each case sufficient, in the opinion of an independent firm or certified public accountants, to pay and discharge, and which will be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest (including any Additional Interest), if any, on, and Additional Amounts, if any, on the Securities of such series on the respective Stated Maturities or on any earlier date or dates on which the Securities of such series shall be subject to redemption and the Company shall have given the Trustee irrevocable instructions satisfactory to the Trustee to give notice to the Holders of the redemption of the Securities of such series, all in accordance with the terms of this Indenture and the Securities of such series.

          (b) In the case of an election under Section 5.02, the Company shall have delivered to the Trustee an Opinion of Counsel, rendered by a law firm having a recognized national tax practice, to the effect that (i) the Company or the Guarantor has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of this Indenture there has been a change in the applicable United States Federal income tax law, in either case to the effect that, and based thereon, such opinion shall confirm that, the Holders of the Outstanding Securities of such series will not recognize gain or loss for United States Federal income tax purposes as a result of the deposit, Defeasance, and discharge to be effected with respect to the Securities of such series and will be subject to United States Federal income tax on the same amount, in the same manner, and at the same times as would be the case if such deposit, Defeasance, and discharge were not to occur.

          (c) In the case of an election under Section 5.03, the Company or the Guarantor shall have delivered to the Trustee an Opinion of Counsel, rendered by a law firm having a recognized national tax practice, to the effect that the Holders of the Outstanding Securities of such series will not recognize gain or loss for United States Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to the Securities of such series and will be subject to United States Federal income tax on the same amount, in the same manner, and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

          (d) The Company or the Guarantor shall have delivered to the Trustee a Company Officer's Certificate or a Guarantor Officer's Certificate to the effect that the Securities of such series, if then listed on any securities exchange, will not be delisted solely as a result of such deposit.

          (e) No Event of Default or event that (after notice or lapse of time or both) would become an Event of Default shall have occurred and be continuing at the time of such deposit or, with regard to any Event of Default or any such event specified in Sections 8.01(a)(vi) and (vii), at any time on or prior to the 90th calendar day after the date of such deposit (it being understood that this condition will not be deemed satisfied until after such 90th calendar day).

          (f) Such Defeasance or Covenant Defeasance will not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such Act).

          (g) Such Defeasance or Covenant Defeasance will not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company or the Guarantor is a party or by which it is bound.

          (h) The Company or the Guarantor shall have delivered to the Trustee a Company Officer's Certificate or a Guarantor Officer's Certificate, as the case may be, and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

          (i) Such Defeasance or Covenant Defeasance will not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940, as amended, unless such trust will be qualified under such Act or exempt from regulation thereunder.

     Section 5.05. Deposited Money and U.S. Government Obligations to be Held in Trust; Other Miscellaneous Provisions.

          (a) Subject to the provisions of Section 6.03(e), all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section 5.05 and Section 5.06, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section 5.04 in respect of the Securities of any Defeasible Series will be held in trust and applied by the Trustee, in accordance with the provisions of the Securities of such series and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company or the Guarantor, as the case may be, acting as its own Paying Agent) as the Trustee may determine, to the Holders of Securities of such series, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

          (b) The Company and the Guarantor (without duplication) will pay and indemnify the Trustee against any tax, fee, or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section
5.04 or the principal and interest received in respect thereof other than any such tax, fee, or other charge that by law is for the account of the Holders of Outstanding Securities.

          (c) Notwithstanding anything in this Article V to the contrary, the Trustee will deliver or pay to the Company from time to time upon a Company Request or, the Guarantor upon a Guarantor Request, as the case may be, any money or U.S. Government Obligations held by it as provided in Section 5.04 with respect to Securities of any Defeasible Series that, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Defeasance or Covenant Defeasance with respect to the Securities of such series.

     Section 5.06. Reinstatement.

          If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article V with respect to the Securities of any series by reason of any order or judgment of any court or governmental authority enjoining, restraining, or otherwise prohibiting such application, then the Company's or the Guarantor's obligations, as the case may be, under this Indenture and the Securities of such series will be revived and reinstated as though no deposit had occurred pursuant to this Article V with respect to Securities of such series until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 5.05 with respect to Securities of such series in accordance with this Article V; provided, however, that if the Company or the Guarantor makes any payment of principal of or any premium or interest on any Security of such series following the reinstatement of its obligations, the Company or the Guarantor will be subrogated to the rights of the Holders of Securities of such series to receive such payment from the money so held in trust.

 Article VI. PARTICULAR COVENANTS OF THE COMPANY AND THE GUARANTOR

     Section 6.01. Payment of Principal, Premium and Interest and Additional Amounts on Securities.

          The Company, for the benefit of each series of Securities, will duly and punctually pay the principal of and any premium and interest (including any Additional Interest) on and any Additional Amounts with respect to the Securities of that series in accordance with the terms of the Securities and this Indenture.

     Section 6.02. Maintenance of Office or Agency.

          (a) The Company and the Guarantor will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Company or the Guarantor in respect of the Securities of that series and this Indenture may be served. The Company and the Guarantor will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company or the Guarantor shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices, and demands may be made or served at the Corporate Trust Office, and the Company and the Guarantor hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices, and demands.

          (b) The Company and the Guarantor may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission will in any manner relieve the Company or the Guarantor of their obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company and the Guarantor will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

     Section 6.03. Money for Securities Payments to be Held in Trust.

          (a) If the Company shall at any time act as its own Paying Agent, or if the Guarantor shall act as Paying Agent, with respect to any series of Securities, it will, prior to 10:00 a.m. (local time at the Place of Payment) on the due date of the principal of or any premium or interest (including Additional Interest) on or Additional Amounts with respect to any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest (including any Additional Interest) on and Additional Amounts so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

          (b) Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, or the Guarantor will, prior to each due date of the principal of or any premium or interest (including Additional Interest) on or Additional Amounts with respect to any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

          (c) The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent will agree with the Trustee, subject to the provisions of this Section 6.03, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent,
(ii) hold all sums held by it for payment of the principal of, any premium or interest (including Additional Interest) on or any Additional Amounts with respect to Securities of such series in trust for the benefit of Persons entitled thereto until such sums shall be paid to such persons or otherwise disposed of as provided in or pursuant to this Indenture, (iii) give the Trustee notice of any default by the Company or the Guarantor (or any other obligor upon the Securities of such series) in the making of any payment of principal, any premium, or interest (including Additional Interest) on or any Additional Amounts with respect to the Securities of such series, and (iii) during the continuance of any default by the Company or the Guarantor (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, and upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

          (d) The Company or the Guarantor may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order or Guarantor Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company, the Guarantor or such Paying Agent, such sums to be held by the Trustee upon the same terms as those upon which such sums were held by the Company, the Guarantor or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent will be released from all further liability with respect to such sums.

          (e) Any money deposited with the Trustee or any Paying Agent, or then held by the Company or the Guarantor, in trust for the payment of the principal of or any premium or interest (including Additional Interest) on or any Additional Amounts with respect to any Security of any series and remaining unclaimed for two years after such principal, premium, or interest or any such Additional Amounts shall have become due and payable will be paid to the Company upon a Company Request (or if deposited by the Guarantor paid to the Guarantor upon a Guarantor request), (or, if then held by the Company or the Guarantor, will be discharged from such trust); and the Holder of such

Security will thereafter, as an unsecured general creditor, look only to the Company or the Guarantor, as the case may be, for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company or the Guarantor, as the case may be, as trustee thereof, will thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, shall, at the expense of the Company or the Guarantor, as the case may be, cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice, to be prepared by the Company or the Guarantor, as the case may be, that such money remains unclaimed and that, after a date specified therein, which will not be less than 30 calendar days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company or the Guarantor, as the case may be.

     Section 6.04. Additional Amounts.

          If any Securities of a series provide for the payment of Additional Amounts, the Company agrees to pay to the Holder of any such Security, Additional Amounts as provided in or pursuant to this Indenture or such Securities. Whenever in this Indenture there is mentioned, in any context, the payment of principal of or any premium or interest on, or in respect of, any Security of any series or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided by the terms of such series established hereby or pursuant hereto to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms, and express mention of the payment of Additional Amounts (if applicable) in any provision hereof shall not be construed as excluding Additional Amounts in those provisions hereof where express mention is not made.

Except as otherwise provided in or pursuant to this Indenture or the Securities of the applicable series, if the Securities of a series provide for the payment of Additional Amounts, at least 10 days prior to the first Interest Payment Date with respect to such series of Securities (or if the Securities of such series shall not bear interest prior to Maturity, the first day on which a payment of principal is made), and at least 10 days prior to each such date of payment of principal or interest if there has been any change with respect to the matters set forth in an officer's certificate set forth in Sections 6.08 and 6.09, the Company shall furnish to the Trustee and the principal Paying Agent or Paying Agents, if other than the Trustee, a Company Officer's Certificate or a Guarantor Officer's Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and premium, if any, or interest on the Securities of such series shall be made to Holders of Securities of such series who are U.S. Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of such series. If any such withholding shall be required, then such Company Officer's Certificate or Guarantor Officer's Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities, and the Company and the Guarantor, jointly and severally, agree to pay to the Trustee or such Paying Agent the Additional Amounts required by the terms of such Securities. The Company and the Guarantor each covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Company Officer's Certificate or Guarantor Officer's Certificate furnished pursuant to this Section 6.04.

     Section 6.05. Payment of the Trust's Costs and Expenses.

         Since each Kingsway Financial Capital Trust is being formed solely to facilitate the investment in the Securities, the Company, as borrower on the Securities, hereby covenants to pay all debts and obligations (other than with respect to the payment of principal, interest and premium, if any on the Trust Securities) and all costs and expenses of such Kingsway Financial Capital Trust (including, but not limited to, all costs and expenses relating to the organization of such Kingsway Financial Capital Trusts, the fees and expenses of the Property Trustee and all costs and expenses relating to the operation of such Kingsway Financial Capital Trusts). The foregoing obligations of the Company are for the benefit of, and shall be enforceable by, any person to whom such debts, obligations, costs, expenses and taxes are owed (a "Creditor") whether or not such Creditor has received notice thereof. Any such Creditor may enforce such obligations of the Company hereunder directly against the Company, and the Company hereby irrevocably waives any right or remedy to require that any such Creditor take any action against any Trust or any other person before proceeding against the Company. The Company also agrees hereby to execute such additional agreements as may be necessary or desirable to give full effect to the foregoing.

         In the case of Securities of a series issued to a Kingsway Financial Capital Trust, in the event that (i) such Kingsway Financial Capital Trust is the Holder of all of the Outstanding Securities of such series, (ii) a Tax Event in respect of such Kingsway Financial Capital Trust shall have occurred and be continuing and (iii) the Company shall not have (x) redeemed the Securities of such series pursuant to Section 3.04(b) or (y) terminated such Kingsway Financial Capital Trust pursuant to the related Trust Agreement, the Company shall pay to such Kingsway Financial Capital Trust (and its permitted successors or assigns under the related Trust Agreement), for so long as such Kingsway Capital Trust (or its permitted successor or assignee) is the registered holder of any Securities of such series, such Additional Amounts as may be necessary in order that the amount of Distributions then due and payable by such Kingsway Financial Capital Trust on the related Preferred Securities and Common Securities that at any time remain outstanding in accordance with the terms thereof shall not be reduced as a result of any Additional Taxes (the "Additional Sums"). Whenever in this Indenture there is mentioned, in any context, the payment of principal of or any premium or interest on, or in respect of, any Security of any series or the net proceeds received on any sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Sums provided by the terms of such series established hereby or pursuant hereto to the extent that, in such context, Additional Sums are, were or would be payable in respect thereof pursuant to such terms, and express mention of the payment of Additional Sums (if applicable) in any provision hereof where such express mention is not made, provided, however, that the extension of an interest payment period pursuant to Section 2.12 or the terms of the applicable Securities shall not defer the payment of any Additional Sums that may be due and payable during such interest payment period.

     Section 6.06. Existence.

         Subject to Article XI, the Company and the Guarantor will do or cause to be done all things necessary to preserve and keep in full force and effect their respective corporate existences and that of each of their respective Subsidiaries and their respective rights (charter and statutory) and franchises; provided, however, that the foregoing shall not obligate the Company or the Guarantor or any of their respective Subsidiaries to preserve any such right or franchise if the Company, the Guarantor or any such Subsidiary determines that the preservation thereof is no longer desirable in the conduct of its business or the business of such Subsidiary and that the loss thereof will not result in a Material Adverse Effect.

     Section 6.07. Compliance with Laws.

         The Company and the Guarantor will, and will cause each of their respective Subsidiaries to, comply with all applicable Federal, state, local, or foreign laws, rules, regulations, or ordinances, including without limitation such laws, rules, regulations, or ordinances relating to pension, environmental, employee, and tax matters, in each case to the extent that the failure so to comply would have a Material Adverse Effect.

     Section 6.08. Company Statement as to Compliance; Notice of Certain
Defaults.

         (a) The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year, a Company Officer's Certificate (executed by one of the following: the principal executive officer, the principal financial officer or the principal accounting officer of the Company), stating that (i) a review of the activities of the Company during such year and of its performance under this Indenture has been made under his or her supervision, and (ii) to the best of his or her knowledge, based on such review, (1) the Company has complied with all the conditions and covenants imposed on it under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such condition or covenant, specifying each such default known to him or her and the nature and status thereof, and (2) no event has occurred and is continuing which is, or after notice or lapse of time or both would become, an Event of Default, or, if such an event has occurred and is continuing, specifying each such event known to him and the nature and status thereof.

         (b) The Company shall deliver to the Trustee, within five days after the occurrence thereof, written notice of any Event of Default or any event which after notice or lapse of time or both would become an Event of Default pursuant to clause
(a)(iv) of Section 8.01.

     Section 6.09. Guarantor Statement as to Compliance; Notice of Certain Defaults.

         (a) The Guarantor shall deliver to the Trustee, within 120 days after the end of each fiscal year, a Guarantor Officer's Certificate, stating that (i) a review of the activities of the Guarantor during such year and of performance under this Indenture has been made under his or her supervision, and (ii) to the best of his or her knowledge, based on such review, (1) the Guarantor has complied with conditions and covenants imposed on it under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such condition or covenant, specifying each such default known to him or her and the nature and status thereof, and (2) no event has occurred and is continuing which constitutes, or which after notice or lapse of time or both would become, an Event of Default, or, if such an event has occurred and is continuing, specifying each such event known to him and the nature and status thereof.

         (b) The Guarantor shall deliver to the Trustee, within five days after the occurrence thereof, written notice of any Event of Default or any event which after notice or lapse of time or both would become an Event of Default pursuant to clause (a)(iv) of Section 8.01.

     Section 6.10. Waiver of Certain Covenants.

         The Company or the Guarantor, as the case may be, may omit in any particular instance to comply with any term, provision, or condition set forth in Sections 6.04 through 6.07, inclusive, and the provisions of any Supplemental Indenture specified in such Supplemental Indenture, with respect to the Securities of any series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision, or condition, but no such waiver will extend to or affect such term, provision, or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the Guarantor and the duties of the Trustee in respect of any such term, provision, or condition will remain in full force and effect.

     Section 6.11. Calculation of Original Issue Discount.

         The Company shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount, if any, of original issue discount (including daily rates and accrual periods) accrued on Outstanding Securities as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.

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

     Section 6.12. Additional Covenants.

         The Company and the Guarantor covenant and agree with each Holder of Securities of a series issued to a Kingsway Financial Capital Trust that it will not (a) declare or pay dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of its capital stock (which includes common and preferred stock), or (b) make, or permit any Subsidiary to make, any payment of principal, interest or premium, if any (other than payments under the Subordinated Notes), on or repay, repurchase or redeem any debt security that ranks pari passu with or junior in interest to the Securities of such series, the Guarantee with respect thereto or the Subordinated Notes, or (c) make, or permit any Subsidiary to make, any guarantee payments with respect to any guarantee of any debt security (other than payments under the related Guarantee Agreement or the Guarantee with respect to the Securities of such series), if such guarantee ranks pari passu with or junior in interest to the Securities of such series or the Guarantee with respect thereto, if at such time (i) there shall have occurred any event of which the Company or the Guarantor has actual knowledge that (x) with the giving of notice or the lapse of time or both, would constitute an Event of Default hereunder and (y) in respect of which the Company shall not have taken reasonable steps to cure, (ii) the Guarantor shall be in default with respect to its payment of any obligations under the related Guarantee Agreement or (iii) the Company shall have given notice of its election to begin an Extension Period as provided herein and shall not have rescinded such notice, or such Extension Period, or any extension thereof, shall be continuing. Notwithstanding the foregoing, the following shall not be prohibited: (1) repurchases, redemptions or other acquisitions of shares of capital stock of the Guarantor in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of one or more employees, officers, directors or consultants, in connection with a dividend reinvestment or stockholder stock purchase plan or in connection with the issuance of capital stock of the Guarantor (or securities convertible into or exercisable for such capital stock) as consideration in an acquisition transaction entered into prior to the occurrence of the Event of Default or selection of an Extension Period by the Company, as applicable, (2) any transactions described in (a) or (b) above resulting from any reclassification of the Guarantor's capital stock, or the exchange or conversion of any class or series of the Guarantor's capital stock for any other class or series of the Guarantor's capital stock, or the exchange or conversion of any class or series of the Guarantor's Indebtedness for any class or series of the Guarantor's capital stock, (3) the purchase of fractional interests in shares of the Guarantor's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, or (4) any declaration of a dividend in connection with any stockholders' rights plan, or the issuance of rights, stock or other property under any stockholders' rights plan, or the redemption or repurchase of rights pursuant thereto.

         The Company also covenants with each Holder of Securities of a series issued to Kingsway Financial Capital Trust (i) to maintain directly or indirectly 100% ownership of the Common Securities of such Kingsway Financial Capital Trust; provided, however, that any permitted successor of the Company hereunder may succeed to the Company's ownership of such Common Securities, (ii) not to voluntarily terminate, dissolve, windup or liquidate such Kingsway Financial Capital Trust, except (a) in connection with a distribution of the Securities of such series to the holders of Preferred Securities and Common Securities in liquidation of such Kingsway Financial Capital Trust, (b) in connection with the redemption of all the Preferred Securities and Common Securities of such Kingsway Financial Capital Trust or (c) in connection with certain mergers, consolidations or amalgamations permitted by the related Trust Agreement and (iii) to use its reasonable efforts, consistent with the terms and provisions of such Trust
Agreement: (x) to cause such Kingsway Financial Capital Trust to remain classified as a grantor trust and not an association taxable as a corporation for United States Federal income tax purposes, and (y) to avoid involuntary dissolution, winding up or liquidation of such Kingsway Financial Capital Trust.

  Article VII. SECURITIES HOLDERS' LIST AND REPORTS BY THE COMPANY AND THE
               GUARANTOR AND THE TRUSTEE

     Section 7.01. Company and the Guarantor to Furnish Trustee Names and Addresses of Holders.

         The Company and the Guarantor will furnish or cause to be furnished to the Trustee (a) quarterly, not more than 15 calendar days after the applicable Regular Record Date, a list for each series of Securities, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of such series as of such Regular Record Date and (b) at such other times as the Trustee may request in writing, within 30 calendar days after the receipt by the Company or the Guarantor of any such request, a list of similar form and content as of a date not more than 15 calendar days prior to the time such list is furnished; excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

     Section 7.02. Preservation of Information; Communication to Holders.

         (a) The Trustee will preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 7.01 upon receipt of a new list so furnished.

         (b) The rights of the Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, will be as provided by the Trust Indenture Act.

         (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company, the Guarantor and the Trustee that none of the Company, the Guarantor or the Trustee or any agent of either of them will be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

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

     Section 7.03. Reports by Trustee.

         (a) The Trustee will transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within sixty days after each May 15 following the date of this Indenture deliver to Holders a brief report, dated as of such May 15 which complies with the provisions of such Section 313(a).

         (b) A copy of each such report will, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission, and with the Company and the Guarantor. The Company and the Guarantor will promptly notify the Trustee when any Securities are listed on any stock exchange or of any delisting thereof.
Section 7.04. Reports by Company and the Guarantor.

         The Company and the Guarantor will file with the Trustee and the Commission, and transmit to Holders, such information, documents, and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents, or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act will be filed with the Trustee within 15 calendar days after the same is so required to be filed with the Commission.

         Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's or the Guarantor's compliance with any of its covenants hereunder, as the case may be (as to which the Trustee is entitled to conclusively rely exclusively on a Company Officer's Certificate or a Guarantor Officer's Certificate, as the case may be).

 Article VIII. DEFAULT

     Section 8.01. Event of Default.

         (a) "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it may be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree, or order of any court or any order, rule, or regulation of any administrative or governmental body):

         (i) default in the payment of any interest upon any Security of that series, including Additional Interest in respect thereof, or any Additional Amounts payable with respect thereto, when it becomes due and payable, and continuance of such default for a period of 30 calendar days (subject to the deferral of any due date in the case of an Extension Period);

     (ii) default in the payment of the principal of (or premium, if any, on) any Security of that series, or any Additional Amounts payable with respect thereto, when it becomes due and payable;

     (iii) default in the making of any sinking fund payment when and as due by the terms of a Security of that series;

     (iv) default in the performance, or breach, of any covenant or warranty of the Company or the Guarantor in this Indenture or the Securities (other than a covenant or warranty, a default in the performance or breach of which is elsewhere in this Section 8.01 specifically dealt with or which has expressly been included in this Indenture solely for the benefit of one or more series of Securities other than that series), and continuance of such default or breach for a period of 60 calendar days after there has been given, by registered or certified mail, to the Company and the Guarantor by the Trustee or to the Company, the Guarantor and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series, or if that series of Securities is held by a Kingsway Financial Capital Trust, the holders of at least 25% in Liquidation Amount of Preferred Securities of the Kingsway Financial Capital Trust then outstanding, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

     (v) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or the Guarantor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization, or other similar law or (B) a decree or order adjudging the Company or the Guarantor a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Company or the Guarantor under any applicable Federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of the Company or the Guarantor or of any substantial part of its respective property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive calendar days;

     (vi) the commencement by the Company or the Guarantor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization, or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company or the Guarantor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization, or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief with respect to the Company or Guarantor under any applicable Federal or state bankruptcy, insolvency, reorganization, or other similar law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of the Company or the Guarantor or of any substantial part of its respective property pursuant to any such law, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or the Guarantor in furtherance of any such action; or

          (vii) any other Event of Default provided with respect to Securities of that series.

          (b) If an Event of Default (other than an Event of Default arising under Section 8.01(a)(v) or (vi)) with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if any of the Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company and the Guarantor (and to the Trustee if given by Holders), provided, however, that, in the case of the Securities of a series issued to a Kingsway Financial Capital Trust, if, upon such an Event of Default, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series fail to declare the principal of all the Securities of that series to be immediately due and payable, the holders of at least 25% in aggregate Liquidation Amount of the corresponding series of Preferred Securities then outstanding shall have such right by a notice in writing to the Company, the Guarantor, if applicable, the Trustee and the Property Trustee. If an Event of Default under Section 8.01(a)(v) or (vi) occurs, then the principal of, premium, if any, and accrued interest (including any Additional Interest) on the Securities shall become immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

          (c) At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this
Article VIII provided, the Holders of not less than a majority in principal amount of the Outstanding Securities of that series (subject to, in the case of any series of Securities held as assets of a Kingsway Financial Capital Trust, such consent of the holders of the Preferred Securities and the Common Securities of such Kingsway Financial Capital Trust as may be required under the Trust Agreement of such Kingsway Financial Capital Trust), by written notice to the Company, the Guarantor and the Trustee, may rescind and annul such declaration and its consequences if (i) the Company or the Guarantor has paid or deposited with the Trustee a sum sufficient to pay (A) all overdue and Additional

Amounts with respect to interest (including any Additional Interest) on and Additional Amounts with respect to all Securities of that series, (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon and any Additional Amounts with respect thereto at the rate or rates prescribed therefor in such Securities, (C) to the extent that payment of such interest or Additional Amounts is lawful, interest upon overdue interest and Additional Amounts at the rate or rates prescribed therefor in such Securities, and (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements, and advances of the Trustee and its agents and counsel and all other amounts due to the Trustee under Section 9.06 and (ii) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of, any premium and interest on, and any Additional Amounts with respect to Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 8.01(d). No such rescission will affect any subsequent default or impair any right consequent thereon.

          (d) The Holders of a majority in principal amount of the Outstanding Securities of any series or if that series of Securities is held by a Kingsway Financial Capital Trust, the holders of a majority in Liquidation Amount of Preferred Securities of the Kingsway Financial Capital Trust then outstanding, may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default (i) in the payment of the principal of or any premium or interest on, or any Additional Amounts with respect to, any Security of such series or (ii) in respect of a covenant or provision hereof which under Article X cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected. In the case of Securities of a series issued to a Kingsway Financial Capital Trust, should the holders of such Securities fail to annul such declaration and waive such default, the holders of a majority in aggregate Liquidation Amount of the related series of Preferred Securities shall have such right by written notice to the Company, the Guarantor, the Trustee and the Property Trustee. Upon any such waiver, such default will cease to exist, and any Event of Default arising therefrom will be deemed to have been cured, for every purpose of this Indenture, but no such waiver will extend to any subsequent or other default or impair any right consequent thereon.

     Section 8.02. Covenant of Company and Guarantor to Pay to Trustee Whole Amount Due on Securities on Default in Payment of Interest or Principal; Suits for Enforcement by Trustee.

          (a) The Company and the Guarantor each covenants that if (i) default is made in the payment of any interest on or Additional Amounts with respect to any Security when such interest or Additional Amounts becomes due and payable and such default continues for a period of 30 calendar days or (ii) default is made in the payment of the principal of (or premium, if any, on) or any Additional Amounts with respect to any Security when it becomes due and payable, the Company or the Guarantor, as the case may be, will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal

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

and any premium and interest (including Additional Interest) and Additional Amounts and, to the extent that payment of such interest will be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities (if the Securities are held by a Kingsway Financial Capital Trust without duplication of any other amounts paid to such Kingsway Financial Capital Trust in respect thereof), and, in addition thereto, such further amount as will be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements, and advances of the Trustee and its agents and counsel and all other amounts due the Trustee under Section 9.06.

          (b) If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

          (c) If the Company or the Guarantor fails to pay the money it is required to pay the Trustee upon the demand of the Trustee, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the money so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or the Guarantor or any other obligor upon such Securities and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Company or the Guarantor or any other obligor upon such Securities, wherever situated.

          (d) In case of any judicial proceeding relative to the Company or the Guarantor (or any other obligor upon the Securities), its property or its creditors, (irrespective of whether the principal of such Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company or the Guarantor for the payment of any overdue principal, premium or interest (including Additional Interest) or Additional Amounts) the Trustee will be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee will be authorized to collect and receive any money or other property payable or deliverable on any such claims and to distribute the same, and any custodian, receiver, assignee, trustee, liquidator, sequestrator, or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee consents to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements, and advances of the Trustee and its agents and counsel, and any other amounts due the Trustee under Section 9.06.

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

          (e) No provision of this Indenture will be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment, or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

          (f) All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee will be brought in its own name as trustee of an express trust, and any recovery of judgment will, after provision for the payment of the reasonable compensation, expenses, disbursements, and advances of the Trustee and its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

     Section 8.03. Application of Money Collected by Trustee.

          Any money collected by the Trustee pursuant to this Article VIII will be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium, interest or Additional Amounts, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST:    To the payment of all amounts due the Trustee under Section
                    9.06;

          SECOND: To the payment of the amounts then due and unpaid for principal of and any premium, interest and Additional Amounts on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest (including any Additional Interest and Additional Amounts), respectively; and

          THIRD:    To the Person or Persons entitled thereto.

     Section 8.04. Limitation on Suits by Holders of Securities.

          No Holder of any Security of any series will have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series, (b) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder, (c) such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory to the Trustee against the costs, expenses, and liabilities to be incurred in compliance with such request, (d) the Trustee for 60 calendar days after its receipt of such notice, request, and offer of indemnity has failed to institute any such proceeding, and
(e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series, it being understood and intended that no one or more of such Holders will have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb, or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

     Section 8.05. Rights and Remedies Cumulative; Delay or Omission in Exercise of Rights not a Waiver of Event of Default.

          (a) Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost, or stolen Securities in the last paragraph of Section 2.07, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy will, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, will not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          (b) No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default will impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article VIII or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

     Section 8.06. Rights of Holders of Majority in Principal Amount of Outstanding Securities to Direct Trustee.

          The Holders of a majority in principal amount of the Outstanding Securities of any series will have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that (a) such direction will not be in conflict with any rule of law or with this Indenture or with the Securities of such series, (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and (c) such

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

direction is not unduly prejudicial to the rights of the other Holders of Securities of such series not joining in such action.

     Section 8.07. Requirement of an Undertaking to Pay Costs in Certain Suits Under the Indenture or Against the Trustee.

         In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered, or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess reasonable costs, including attorney's fees and expenses, against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section 8.07 nor the Trust Indenture Act will be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Trustee, a suit by a Holder pursuant to Section
8.09 hereof, or a suit by Holders of more than 10% in aggregate principal amount of the then Outstanding Securities or, if a series of Securities is held by a Kingsway Financial Capital Trust, the holders of more than 10% in Liquidation Amount of the Preferred Securities of that Kingsway Financial Trust then outstanding.

     Section 8.08. Notice of Defaults.

         If a Default occurs hereunder with respect to Securities of any series, the Trustee will give the Holders of Securities of such series notice of such Default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any Default of the character specified in Section 8.01(a)(iv) with respect to Securities of such series no such notice to Holders will be given until at least 60 calendar days after the occurrence thereof. The Company or the Guarantor will give the Trustee notice of any uncured Event of Default within 10 days after any Responsible Officer of the Company or the Guarantor becomes aware of or receives actual notice of such Event of Default.

     Section 8.09. Unconditional Right of Holders to Receive Principal, Premium, Interest and Additional Amounts.

         Notwithstanding any other provision in this Indenture, the Holder of any Security will have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 2.09) interest (including Additional Interest) on and any Additional Amounts with respect to such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights may not be impaired without the consent of such Holder. In the case of Securities of a series issued to a Kingsway Financial Capital Trust, any holder of the corresponding series of Preferred Securities shall have the right, upon the occurrence of an Event of Default described in Section 8.01(a)(i) or (ii) hereof, to institute a suit directly against the Company or the Guarantor, as the case may be, for enforcement of payment to such holder of principal of (and premium, if any) and (subject to Section 2.09) interest (including Additional Interest) on, and Additional Amounts with respect to,

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

the Securities having a principal amount equal to the aggregate Liquidation Amount of the Preferred Securities of the corresponding series held by such holder (a "Direct Action"). The holders of any corresponding series of Preferred Securities will not be able to exercise the rights set forth in the immediately preceding sentence under any circumstances other than as expressed therein unless there shall have been an Event of Default under the Trust Agreement. Notwithstanding any payments made to a holder of Preferred Securities by the Company or the Guarantor in connection with a Direct Action, the Company and the Guarantor will remain obligated to pay the principal of and premium, if any, or interest (including Additional Interest) on and Additional Amounts, with respect to the related Securities, and the Company or the Guarantor shall be subrogated to the rights of the holder of such Preferred Securities with respect to payments on the Preferred Securities to the extent of any payments made by the Company or the Guarantor, as the case may be, to such holder in any Direct Action.

     Section 8.10. Restoration of Rights and Remedies.

         If the Trustee or any Holder of a Security, or the holders of Preferred Securities have instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee, to such Holder or to the holders of the such Preferred Securities, then and in every such case, subject to any determination in such proceeding, the Company, the Guarantor, the Trustee, and the Holders or the holders of the such Preferred Securities will be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders will continue as though no such proceeding had been instituted.

     Section 8.11. Trustee May File Proofs of Claims.

         In case of any judicial proceeding relative to the Company or the Guarantor (or any other obligor upon the Securities), its property or its creditors, (irrespective of whether the principal of such Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company or the Guarantor for the payment of any overdue principal, premium or interest or Additional Amounts) the Trustee will be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee will be authorized to collect and receive any money or other property payable or deliverable on any such claims and to distribute the same, and any custodian, receiver, assignee, trustee, liquidator, sequestrator, or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee consents to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements, and advances of the Trustee and its agents and counsel, and any other amounts due the Trustee under
Section 9.06.

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

         No provision of this Indenture will be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment, or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

 Article IX. CONCERNING THE TRUSTEE

     Section 9.01. Certain Duties and Responsibilities.

             (a) Except during the continuance of an Event of Default,

                   (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                   (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

             (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

             (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                   (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

                   (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall

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

                         be proved that the Trustee was negligent in ascertaining the pertinent facts;

                    (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series, determined as provided in Sections 1.01, 8.06 and 16.11, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

                    (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers.

               (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

     Section 9.02. Certain Rights of Trustee.

               Subject to the provisions of Section 9.01:

               (a) the Trustee may conclusively rely and will be protected in acting or refraining from acting upon, whether in its original or facsimile form, any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (b) any request or direction of the Company or the Guarantor mentioned herein will be sufficiently evidenced by a Company Request or Company Order or by a Guarantor Request or Guarantor Order, as the case may be, and any resolution of the Company Board of Directors or the Guarantor Board of Directors will be sufficiently evidenced by a Company Board Resolution or a Guarantor Board Resolution, as the case may be;

               (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering, or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon a

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

Company Officer's Certificate or if such matter pertains to the Guarantor, a Guarantor Officer's Certificate;

               (d) the Trustee may consult with competent counsel of its selection and the advice of such counsel or any Opinion of Counsel will be full and complete authorization and protection in respect of any action taken, suffered, or omitted by it hereunder in good faith and in reliance thereon;

               (e) the Trustee will be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to the Trustee against the costs, expenses, and liabilities which might be incurred by it in compliance with such request or direction;

               (f) the Trustee will not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness, or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it will be entitled to examine the books, records, and premises of the Company and the Guarantor, personally or by agent or attorney at the sole cost of the Company or the Guarantor, as the case may be, and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

               (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys or independent contractors and the Trustee will not be responsible for any misconduct or negligence on the part of any agent, attorney or independent contractor appointed with due care by it hereunder;

               (h) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

               (i) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture;

               (j) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder; and

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

               (k) the Trustee may request that the Company deliver a Company Officer's Certificate or the Guarantor deliver a Guarantor Officer's Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Company Officer's Certificate or Guarantor Officer's Certificate, as the case may be, may be signed by any person authorized to sign a Company Officer's Certificate or Guarantor Officer's Certificate, as the case may be, including any person specified as so authorized in any such certificate previously delivered and not superseded.

     Section 9.03. Not Responsible for Recitals or Issuance of Securities.

               The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, may be taken as the statements of the Company or the Guarantor, as the case may be, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in the Statement of Eligibility on Form T-1 supplied to the Company are true and accurate subject to the qualifications set forth therein. The Trustee or any Authenticating Agent will not be accountable for the use or application by the Company or the Guarantor, as the case may be, of Securities or the proceeds thereof.

     Section 9.04. May Hold Securities.

               The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar, or any other agent of the Company or the Guarantor, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 9.07 and 9.12, may otherwise deal with the Company or the Guarantor with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar, or such other agent.

     Section 9.05. Money Held in Trust.

               Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required herein or by law. The Trustee will be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company or the Guarantor.

     Section 9.06. Compensation and Reimbursement.

               The Company and the Guarantor (without duplication) will (a) pay to the Trustee from time to time such compensation for all services rendered by it hereunder as the parties shall agree in writing from time to time (which compensation will not be limited to any provision of law in regard to the compensation of a trustee of an express trust); (b) except as otherwise expressly provided herein, reimburse the Trustee upon its

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request for all reasonable expenses, disbursements, and advances incurred or made by the Trustee in accordance with provision of this Indenture (including the reasonable compensation and the expenses and disbursements of agents and counsel), except any such expense, disbursement, or advance as may be attributable to its negligence or willful misconduct; and (c) indemnify each of the Trustee and any predecessor Trustee and their agents for, and hold them harmless against, any and all loss, liability, claim, damage or expense, including taxes (other than taxes based on the income of the Trustee) incurred without negligence or willful misconduct on its part arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim (whether asserted by the Company, the Guarantor, any Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder or in connection with enforcing the provisions of this Section.

             The Trustee shall have a lien prior to the Securities as to all property and funds held by it hereunder for any amount owing it or any predecessor Trustee pursuant to this Section 9.06, except with respect to funds held in trust for the benefit of the Holders of particular Securities.

             When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 8.01(vi) or Section 8.01(vii), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

             The provisions of this Section shall survive the termination of this Indenture.

     Section 9.07. Disqualification; Conflicting Interests.

             If the Trustee has or acquires a conflicting interest within the meaning of the Trust Indenture Act, the Trustee will either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

     Section 9.08. Corporate Trustee Required; Eligibility.

             There will at all times be one or more Trustees hereunder with respect to the Securities of each series, at least one of which will be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000 and its Corporate Trust Office or principal office in New York City, or any other major city in the United States that is acceptable to the Company. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of a supervising or examining state or Federal authority, then for the purposes of this Section 9.08, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of

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

condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 9.08, it will resign immediately in the manner and with the effect hereinafter specified in this Article IX.

     Section 9.09. Resignation and Removal; Appointment of Successor.

             (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article IX will become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 9.10.

             (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company and the Guarantor. If the instrument of acceptance by a successor Trustee required by Section 9.10 shall not have been delivered to the Trustee within 30 calendar days after the giving of such notice of resignation, the resigning Trustee may, at the expense of the Company or the Guarantor, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

             (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee, the Company and the Guarantor. If the instrument of acceptance by a successor Trustee required by Section 9.10 shall not have been delivered to the Trustee within 30 calendar days after the giving of such notice of removal, the Trustee being removed may, at the expense of the Company or the Guarantor, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

             (d) If, at any time, (i) the Trustee fails to comply with Section
9.07 after written request therefor by the Company, the Guarantor or by any Holder who has been a bona fide Holder of a Security for at least six months,
(ii) the Trustee ceases to be eligible under Section 9.08 and fails to resign after written request therefor by the Company, the Guarantor or by any such Holder, or (iii) the Trustee becomes incapable of acting or is adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property is appointed or any public officer takes charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation, or liquidation, then, in any such case, (A) the Company by a Company Board Resolution, or the Guarantor, by a Guarantor Board Resolution, may remove the Trustee with respect to all Securities or (B) subject to Section 8.07, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

             (e) If the Trustee resigns, is removed, or becomes incapable of acting, or if a vacancy occurs in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company by a Board Resolution, or the Guarantor by or pursuant

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to a Guarantor Board Resolution, will promptly appoint a successor Trustee or
Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there will be only one Trustee with respect to the Securities of any particular series) and will comply with the applicable requirements of Section 9.10. If, within one year after such resignation, removal, or incapability or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series is appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company, the Guarantor and the retiring Trustee, the successor Trustee so appointed will, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 9.10, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company or the Guarantor. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Guarantor or the Holders and accepted appointment in the manner required by
Section 9.10, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, at the expense of the Company or the Guarantor, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

             (f) The Company will give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all holders of Securities of such series in the manner provided in Section
16.03. Each notice will include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

     Section 9.10. Acceptance of Appointment by Successor.

             (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed will execute, acknowledge, and deliver to the Company, the Guarantor and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee will become effective and such successor Trustee, without any further act, deed, or conveyance, will become vested with all the rights, powers, trusts, and duties of the retiring Trustee, but, on the request of the Company, the Guarantor or the successor Trustee, such retiring Trustee will, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers, and duties of the retiring Trustee and will duly assign, transfer, and deliver to such Trustee all property and money held by such retiring Trustee hereunder.

             (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the Guarantor, the retiring Trustee, and each successor Trustee with respect to the Securities of one or more series will execute and deliver an indenture supplemental hereto wherein such

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successor Trustee will accept such appointment and which (i) will contain such provisions as may be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts, and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (ii) if the retiring Trustee is not retiring with respect to all Securities, will contain such provisions as may be deemed necessary or desirable to confirm that all the rights, powers, trusts, and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring will continue to be vested in the retiring Trustee, and (iii) will add to or change any of the provisions of this Indenture as may be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture will constitute such Trustees co-trustees of the same trust and that each such Trustee will be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustees and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee will become effective to the extent provided therein and each such successor Trustee, without any further act, deed, or conveyance, will become vested with all the rights, powers, trusts, and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but on request of the Company, the Guarantor or any successor Trustee, such retiring Trustee will duly assign, transfer, and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

             (c) Upon request of any such successor Trustee, the Company and the Guarantor will execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all applicable rights, powers, and trusts referred to in the preceding paragraphs of this Section 9.10.

             (d) No successor Trustee will accept its appointment unless at the time of such acceptance such successor Trustee is qualified and eligible under this Article IX.

     Section 9.11. Merger, Conversion, Consolidation, or Succession to Business.

             Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion, or consolidation to which the Trustee may be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, will be the successor of the Trustee hereunder, provided such corporation is otherwise qualified and eligible under this Article IX, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion, or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

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     Section 9.12. Preferential Collection of Claims Against Company.

             If and when the Trustee is or becomes a creditor of the Company or the Guarantor (or any other obligor upon the Securities), the Trustee will be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company or the Guarantor (or any such other obligor).

     Section 9.13. Appointment of Authenticating Agent.

             (a) The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which will be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer, or partial redemption thereof or pursuant to Section 2.07, and Securities so authenticated will be entitled to the benefits of this Indenture and will be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference will be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any state thereof, or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 9.13, the combined capital and surplus of such Authenticating Agent will be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 9.13, such Authenticating Agent will resign immediately in the manner and with the effect specified in this Section 9.13.

             (b) Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion, or consolidation to which such Authenticating Agent may be a party, or any corporation succeeding to all or substantially all the corporate agency or corporate trust business of an Authenticating Agent, will continue to be an Authenticating Agent, provided such corporation is otherwise eligible under this Section 9.13, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

             (c) An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee, the Company and the Guarantor. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent, the Company and the Guarantor. Upon receiving such a

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

notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions this Section 9.13, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and the Guarantor and will mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder will become vested with all the rights, powers, and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent will be appointed unless eligible under the provisions of this Section 9.13.

             (d) The Company and the Guarantor (without duplication) each agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section 9.13.

             (e) If an appointment with respect to one or more series of Securities is made pursuant to this Section 9.13, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative form of certificate of authentication in the following form:

             This is one of the Securities of the series designated therein referred to in the within mentioned Indenture.

                                    BNY Midwest Trust Company, as Trustee

Dated:______________                By:_________________________
                                          As Authenticating Agent


                                    By:_________________________
                                          Authorized Signatory

     Section 9.14. Trustee's Application for Instructions from the Company.

             Any application by the Trustee for written instructions from the Company or the Guarantor may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than three Business Days after the date any officer of the Company or the Guarantor actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Trustee shall have

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

received written instructions in response to such application specifying the action to be taken or omitted.

  Article X. SUPPLEMENTAL INDENTURES AND CERTAIN ACTIONS

     Section 10.01. Purposes for Which Supplemental Indentures May Be Entered Into Without Consent of Holders.

             Without the consent of or notice to any Holders, the Company, when authorized by a Company Board Resolution, the Guarantor, when authorized by a Guarantor Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

             (a) to evidence the succession of another Person to the Company or the Guarantor and the assumption by any such successor of the covenants of the Company or the Guarantor, as the case may be, herein and in the Securities, all to the extent otherwise permitted hereunder;

             (b) to add to the covenants of the Company or the Guarantor, as the case may be, for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company or the Guarantor, as the case may be;

             (c) to add any additional Events of Default;

             (d) to add to or change any of the provisions of this Indenture to such extent as may be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form;

             (e) to add to, change, or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change, or elimination (i) will neither (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Security with respect to such provision or (ii) will become effective only when there is no such Security Outstanding;

             (f) to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 2.02;

             (g) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as may be necessary to provide for or

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

facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 9.10; or

             (h) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this clause (h) will not adversely affect the interests of the Holders of Securities of any series then outstanding or, in the case of Securities of a series issued to a Kingsway Financial Capital Trust and for so long as any of the Preferred Securities issued by such Kingsway Financial Trust shall remain outstanding, the holders of such Preferred Securities, in any material respect.

     Section 10.02. Modification of Indenture with Consent of Holders of at Least a Majority in Principal Amount of Outstanding Securities.

             (a) With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture (and, in the case of any series of Securities held as assets of a Kingsway Financial Capital Trust, such consent of holders of the Preferred Securities and the Common Securities of such Kingsway Financial Capital Trust as may be required under the Trust Agreement of such Kingsway Financial Capital Trust), by Act of said Holders delivered to the Company, the Guarantor and the Trustee, the Company, when authorized by a Company Board Resolution, the Guarantor, when authorized by a Guarantor Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however that no such supplemental indenture will, without the consent of the Holder of each Outstanding Security affected thereby:

             (i) except to the extent permitted by Section 2.12 or Section 2.15 or as otherwise specified as contemplated by Section 2.01 with respect to the extension of the interest payment period or Stated Maturity of the Securities of any series, change the Stated Maturity of the principal of, or any installment of principal of or interest (including any Additional Interest) on or any Additional Amounts with respect thereto, any Security, or reduce the principal amount thereof or the rate (or modify the calculation of such rate) of interest (including any Additional Interest) thereon or any Additional Amounts with respect to or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Sections 8.01(b), or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest (including Additional Interest) thereon or any Additional Amounts with respect thereto, is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date);

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

             (ii) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture;

             (iii) modify any of the provisions of this Section 10.02, Section 8.01(d) or Section 6.09, except to increase the percentage in principal amount of Holders required under any such Section or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, that in the case of any Securities of a series issued to a Kingsway Financial Capital Trust, so long as any of the corresponding series of Preferred Securities remains outstanding, no such amendment shall be made that adversely affects the holders of such Preferred Securities, and no termination of this Indenture shall occur, and no waiver of any Event of Default or compliance with any covenant under this Indenture shall be effective, without prior consent of the holders of at least a majority of the aggregate Liquidation Amount of such Preferred Securities then outstanding unless and until the principal (and premium, if any) of the Securities of such series and all accrued and, subject to Section 6.01, unpaid interest (including Additional Interest) thereon, and any Additional Amounts with respect thereto, have been paid in full; provided further, however that this clause (c) will not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section 10.02 and Section 6.09, or the deletion of this proviso, in accordance with the requirements of Sections 9.10 and 10.01(g);

             (iv) modify or effect in any manner adverse to the Holders the terms and conditions of the obligations of the Guarantor in respect of the due and punctual payments of principal of, or any premium or interest on (including any Additional Interest), or any sinking fund requirements or Additional Amounts with respect to, the Securities; or

             (v) modify the provision of Section 8.09 to limit or reduce the rights of the Holders (or in the case of Securities of a series issued to a Kingsway Financial Trust, any holder of the corresponding series of Preferred Securities) to institute a direct action against Funding Co. or Kingsway Financial.

             (b) A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, will be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

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             (c) It will not be necessary for any Act of Holders under this
Section 10.02 to approve the particular form of any proposed supplemental indenture, but it will be sufficient if such Act approves the substance thereof.

     Section 10.03. Execution of Supplemental Indentures.

             In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article X or the modifications thereby of the trusts created by this Indenture, the Trustee will be entitled to receive, and (subject to Section 9.01) will be fully protected in relying upon an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and a Company Officer's Certificate and Guarantor Officer's Certificate stating that all conditions precedent to the execution of such supplemental indenture have been fulfilled. The Trustee may, but will not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties, or immunities under this Indenture or otherwise.

     Section 10.04. Effect of Supplemental Indentures.

             Upon the execution of any supplemental indenture under this Article X, this Indenture will be modified in accordance therewith, and such supplemental indenture will form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder will be bound thereby.

     Section 10.05. Conformity with Trust Indenture Act.

             Every supplemental indenture executed pursuant to this Article X will conform to the requirements of the Trust Indenture Act as then in effect.

     Section 10.06. Reference in Securities to Supplemental Indentures.

             Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article X may, and will if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

     Section 10.07. Notice of Supplemental Indenture.

             Promptly after the execution by the Company, the Guarantor and the Trustee of any supplemental indenture pursuant to Section 10.02, the Company shall transmit to the Holder of Outstanding Securities of any series affected thereby a notice setting forth the substance of such supplemental indenture.

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  Article XI. CONSOLIDATION, MERGER, SALE, OR TRANSFER

     Section 11.01. Consolidations and Mergers of Company and Sales Permitted Only on Certain Terms.

             (a) The Company shall not consolidate with or merge with or into any other Person (whether or not affiliated with the Company), or transfer (by lease, assignment, sale, or otherwise) all or substantially all of its properties and assets to another Person (whether or not affiliated with the Company) unless (i) either (A) the Company shall be the continuing or surviving Person in such a consolidation or merger or (B) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or to which all or substantially all of the properties and assets of the Company are transferred (the Company or such other Person being referred in this Section
11.01 to as the "Surviving Person") shall be a corporation organized and validly existing under the laws of the United States, any state thereof, or the District of Columbia, and shall expressly assume, by an indenture (or indentures, if at such time there is more than one Trustee) supplement executed by the Surviving Person and the Guarantor and delivered to the Trustee, all the obligations of the Company under the Securities and the Indenture, (ii) immediately after the transaction and the incurrence or anticipated incurrence of any Indebtedness to be incurred in connection therewith, no Default will exist, or after notice or lapse of time or both, would exist, (iii) in the case of Securities of a series issued to a Kingsway Financial Capital Trust, such transaction is permitted under the related Trust Agreement and does not give rise to any breach or violation of such Trust Agreement, and (iv) a Company Officer's Certificate has been delivered to the Trustee to the effect that the conditions set forth in the preceding clauses (i) and (ii) have been satisfied and an Opinion of Counsel (from a counsel who shall not be an employee of the Company or the Guarantor and is employed by a firm having a recognized national tax and securities law practice) has been delivered to the Trustee to the effect that the conditions set forth in the preceding clause (i) have been satisfied.

             (b) The Surviving Person will succeed to and be substituted for the Company with the same effect as if it had been named herein as a party hereto, and thereafter the predecessor corporation will be relieved of all obligations and covenants under this Indenture and the Securities.

     Section 11.02. Consolidations and Mergers of the Guarantor and Sales Permitted Only on Certain Terms.

             (a) The Guarantor shall not consolidate with or merge with or into any other Person (whether or not affiliated with the Guarantor), or transfer (by lease, assignment, sale, or otherwise) all or substantially all of its properties and assets to another Person (whether or not affiliated with the Guarantor) unless (i) either (A) the Guarantor shall be the continuing or surviving Person in such a consolidation or merger or (B) the Person (if other than the Guarantor) formed by such consolidation or into which the Guarantor is merged or to which all or substantially all of the properties and assets of the Guarantor are transferred (the Guarantor or such other Person being referred

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

to in this Section 11.02 as the "Surviving Person") shall be a corporation organized and existing under the laws of the United States of America, any state thereof or the District of Columbia, Bermuda, Barbados, the Cayman Islands, or any other country which is on the date of this Indenture a member of the Organization for Economic Cooperation and Development (an "OECD Country"), and shall expressly assume, by an indenture (or indentures, if at such time there is more than one Trustee) supplement executed by the Surviving Person and the Company and delivered to the Trustee, all the obligations of the Guarantor under the Securities and the Indenture, (ii) immediately after the transaction and the incurrence or anticipated incurrence of any Indebtedness to be incurred in connection therewith, no Default will exist, or after notice or lapse of time or both, would exist, (iii) in the case of Securities of a series issued by a Kingsway Financial Capital Trust, such transaction is permitted under the related Guarantee Agreement and does not give rise to any breach or violation of such Guarantee Agreement and (iv) a Guarantor Officer's Certificate has been delivered to the Trustee to the effect that the conditions set forth in the preceding clauses (i) and (ii) have been satisfied and an Opinion of Counsel (from a counsel who shall not be an employee of the Guarantor or the Company and is employed by a firm having a recognized national tax and securities law practice) has been delivered to the Trustee to the effect that the conditions set forth in the preceding clause (i) have been satisfied.

             (b) The Surviving Person will succeed to and be substituted for the Guarantor with the same effect as if it had been named herein as a party hereto, and thereafter the predecessor corporation will be relieved of all obligations and covenants under this Indenture and the Securities.

  Article XII. SATISFACTION AND DISCHARGE OF INDENTURE

     Section 12.01. Satisfaction and Discharge of Indenture.

             This Indenture will upon a Company Request or a Guarantor Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company or the Guarantor, will execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:
(a) either (i) all Securities theretofore authenticated and delivered (other than (A) Securities which have been destroyed, lost, or stolen and which have been replaced or paid as provided in Section 2.07 and (B) Securities for the payment of which money has theretofore been deposited in trust or segregated and held in trust by the Company or the Guarantor and thereafter repaid to the Company or the Guarantor or discharged from such trust, as provided in Section 6.03) have been delivered to the Trustee for cancellation or (ii) all such Securities not theretofore delivered to the Trustee for cancellation (A) have become due and payable, (B) will become due and payable at their Stated Maturity within one year, or (C) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company or the Guarantor, and the Company or the Guarantor, in the case of clause (A), (B), or (C) immediately above, has deposited or caused to be deposited with the Trustee

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

as trust funds in trust for such purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest (including Additional Interest) to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be; (b) the Company or the Guarantor has paid or caused to be paid all other sums payable hereunder by the Company or the Guarantor; and (c) the Company and the Guarantor has delivered to the Trustee a Company Officer's Certificate and an Opinion of Counsel and the Guarantor has delivered a Guarantor Officer's Certificate, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been satisfied. Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company and the Guarantor to the Trustee under Section 9.06, the obligations of the Company and the Guarantor to any Authenticating Agent under Section 9.13, and, if money shall have been deposited with the Trustee pursuant to subclause (ii) of clause (a) of this Section 12.01, the obligations of the Trustee under Sections 6.03(e) and 12.02, will survive.

        Section 12.02.  Application of Trust Money.

              Subject to provisions of Section 6.03(e), all money deposited with the Trustee pursuant to Section 12.01 will be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company or the Guarantor acting as its own Paying Agent, as the case may be) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest (including Additional Interest) and Additional Amounts, if any, for whose payment such money has been deposited with the Trustee.

 Article XIII. SUBORDINATION

        Section 13.01.  Securities Subordinate to Company Senior Debt.

              The Company covenants and agrees, and each Holder of a Security, by its acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the payment of the principal of (and premium, if any) and interest (including Additional Interest) on, and any Additional Amounts and, if applicable, Additional Sums with respect to each and all of the Securities are hereby expressly made subordinate and junior in right of payment to the prior payment in full of all amounts then due and payable in respect of all Company Senior Debt.

        Section 13.02.  Payment Over of Proceeds Upon Dissolution, etc.

              In the event of (a) any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company, its creditors or its property, (b) any proceeding for the liquidation, dissolution, or other winding up of the Company, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings, (c) any assignment by the Company for the benefit of creditors or (d) any other marshaling of the assets of the Company (each such event, if any, herein sometimes referred to as a "Proceeding"), then the holders of Company Senior Debt shall be entitled to receive payment in full of principal of (and premium, if any) and interest, if any, on such Company Senior Debt, or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Company Senior Debt, before the Holders of the Securities are entitled to receive or retain any payment or distribution of any kind or character, whether in cash, property or securities, on account of principal of (or premium, if any) or interest (including Additional Interest) on or any Additional Amounts with respect to the Securities or on account of the purchase or other acquisition of Securities by the Company or any Subsidiary and to that end the holders of Company Senior Debt shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in respect of the Securities in any such Proceeding; provided, however, that holders of Company Senior Debt shall not be entitled to receive payment of any such amounts to the extent that such holders would be required by the subordination provisions of such Company Senior Debt to pay such amounts over to the obligees on trade accounts payable or other liabilities arising in the ordinary course of business and provided, further, that funds irrevocably deposited in trust subject to Section 6.03 shall not be paid to holders of Company Senior Debt, but shall instead be paid to the Persons for which such funds are so held, and are not subject to this Article XIII.

              In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, but other than payments to the Trustee pursuant to Section 9.06, before all Company Senior Debt is paid in full or payment thereof is provided for in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Company Senior Debt, and at or prior to the time of such payment or distribution, a Responsible Officer of the Trustee shall have received written notice thereof from the Holders, the holders of any Company Senior Debt, or the Company (as provided in Section 9.02), then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Company Senior Debt remaining unpaid, to the extent necessary to pay all Company Senior Debt in full, after giving effect to any concurrent payment or distribution to or for the holders of Company Senior Debt; provided, however, that funds irrevocably deposited in trust subject to Section 6.03 shall not be paid to holders of Company Senior Debt, but shall instead be paid to the Persons for which such funds are so held, and are not subject to this Article XIII.

              For purposes of this Article only, the words "any payment or distribution of any kind or character, whether in cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan or reorganization or readjustment which securities are subordinated in right of payment to all then outstanding Company Senior Debt to substantially the same extent as the Securities are so subordinated as provided in this Article. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the sale of all or substantially all of its properties and assets as an entirety to another Person or the liquidation or dissolution of the Company following the sale of all or substantially all of its properties and assets as an entirety to another Person upon the terms and conditions set forth in Article XI shall not be deemed a Proceeding for the purposes of this Section

        Section 13.03. Prior Payment to Company Senior Debt Upon Acceleration of Securities.

              In the event that any Securities are declared due and payable before their Stated Maturity, then and in such event the holders of the Company Senior Debt outstanding at the time such Securities so become due and payable shall first be entitled to receive payment in full of all amounts due on or in respect of such Company Senior Debt (including any amounts due upon acceleration), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Company Senior Debt, before the Holders of the Securities will be entitled to receive or retain any payment or distribution of any kind or character, whether in cash, property or securities by the Company on account of the principal of (or premium, if any) or interest (including Additional Interest) on or any Additional Amounts with respect to the Securities or on account of the purchase or other acquisition of Securities by the Company or any Subsidiary; provided, however, that nothing in this Section shall prevent the satisfaction of any sinking fund payment in accordance with this Indenture or as otherwise specified as contemplated by Section 2.01 for the Securities of any series by delivering and crediting pursuant to Section 4.02 or as otherwise specified as contemplated by Section 2.01 for the Securities of any series Securities which have been acquired (upon redemption or otherwise) prior to such declaration of acceleration; provided, further that funds irrevocably deposited in trust subject to Section 6.03 shall not be paid to holders of Company Senior Debt, but shall instead be paid to the Persons for which such funds are so held, and are not subject to this Article XIII; provided further, however, that holders of Senior Debt shall not be entitled to receive payment of any such amounts to the extent that such holders would be required by the subordination provisions of such Company Senior Debt to pay such amounts over to the obligees on trade accounts payable or other liabilities arising in the ordinary course of business.

              In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, and if, at or prior to the time of such payment, a Responsible Officer of the Trustee shall have received written notice thereof from the Holders, the holders of any Company Senior Debt, or the Company (as provided in Section 13.10 below), then and in such event such payment shall be paid over and delivered forthwith to the Company.

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

              The provisions of this Section shall not apply to any payment with respect to which Section 13.02 would be applicable.

        Section 13.04. No Payment When Company Senior Debt in Default.

              In the event and during the continuation of any default by the Company in the payment of principal of (or premium, if any) or interest, if any, on any Company Senior Debt, or in the event that any event of default with respect to any Company Senior Debt shall have occurred and be continuing and shall have resulted in such Company Senior Debt becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, unless and until such event of default shall have been cured or waived or shall have ceased to exist and such acceleration shall have been rescinded or annulled, or in the event any judicial proceeding shall be pending with respect to any such default in payment or such event of default, then no direct or indirect payment or distribution of any kind or character, whether in cash, property or securities shall be made or agreed to be made by the Company on account of principal of (or premium, if any) or interest (including Additional Interest) on, if any, or Additional Amounts with respect to, the Securities or on account of any redemption, repayment, retirement, purchase or other acquisition of any Securities by the Company or any Subsidiary; provided, however, that nothing in this Section shall prevent the satisfaction of any sinking fund payment in accordance with this Indenture or as otherwise specified as contemplated by Section 2.01 for the Securities of any series by delivering and crediting pursuant to Section 4.02 or as otherwise specified as contemplated by Section 2.01 for the Securities of any series Securities which have been acquired (upon redemption or otherwise) prior to such default in payment or event of default; provided, further, that funds irrevocably deposited in trust subject to Section 6.03 shall not be paid to holders of Company Senior Debt, but shall instead be paid to the Persons for which such funds are so held, and are not subject to this Article XIII.

              In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, and if, at or prior to the time of such payment, a Responsible Officer of the Trustee shall have received written notice thereof from the Holders, the holders of any Company Senior Debt, or the Company, then and in such event such payment shall be paid over and delivered forthwith to the Company; provided, further, that funds irrevocably deposited in trust subject to Section 6.03 shall not be paid to holders of Senior Debt, but shall instead be paid to the Persons for which such funds are so held, and are not subject to this Article XIII.

              The provisions of this Section shall not apply to any payment with respect to which Section 13.02 would be applicable.

        Section 13.05. Payment Permitted If No Default.

              Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Company, at any time except during the pendency of any Proceeding referred to in Section 13.02 or under the conditions described in Sections 13.03 and 13.04 from making payments at any time of principal of (any premium, if any) or interest (including Additional Interest) on or Additional Amounts with respect to the Securities, or (b) the application by the Trustee of any money deposited with it hereunder to the payment of or on account of the principal of (and premium, if any) or interest (including Additional Interest) on or Additional Amounts with respect to the Securities or the retention of such payment by the Holders, if, at the time of such payment by the Company or application by the Trustee, as the case may be, it did not have knowledge that such payment or application, as the case may be, would have been prohibited by the provisions of this Article.

        Section 13.06. Subrogation to Rights of Holders of Company Senior Debt

              Subject to the payment of all Company Senior Debt to the extent required under Sections 13.02 and 13.03 of this Indenture, or the provision of such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Company Senior Debt, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Company Senior Debt pursuant to the provisions of this Article (equally and ratably with the holders of all Indebtedness of the Company which by its express terms is subordinated to Company Senior Debt to substantially the same extent as the Securities are subordinated to the Company Senior Debt and is entitled to like rights of subrogation by reason of any payments or distributions made to holders of such Company Senior Debt) to the rights of the holders of such Company Senior Debt to receive payments and distributions of cash, property and securities applicable to the Company Senior Debt until the principal of (and premium, if any) and interest (including Additional Interest) on and Additional Amounts with respect to the Securities shall be paid in full. For purposes of such subrogation or assignment, no payments or distributions to the holders of the Company Senior Debt of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payment over pursuant to the provisions of this Article to the holders of Company Senior Debt by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Company Senior Debt, and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Company Senior Debt.

        Section 13.07. Provisions Solely to Define Relative Rights.

              The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Company Senior Debt on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as between the Company and the Holders of the Securities, the obligations of the Company, which are absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any) and interest (including Additional Interest) on and Additional Amounts with respect to the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the

Company of the Holders of the Securities and creditors of the Company other than their rights in relation to the holders of Company Senior Debt; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture including, without limitation, filing and voting claims in any Proceeding, subject to the rights, if any, under this Article of the holders of Company Senior Debt to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

        Section 13.08. Trustee to Effectuate Subordination.

              Each Holder of a Security by his or her acceptance thereof authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination provided in this Article and appoints the Trustee his or her attorney-in-fact for any and all such purposes.

        Section 13.09. No Waiver of Subordination Provisions.

              No right of any present or future holder of any Company Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or be otherwise charged with.

        Section 13.10. Notice to Trustee.

              The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Failure to give such notice shall not affect the subordination of the Securities to Company Senior Debt. Notwithstanding the provisions of this or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof at the address specified in Section 16.02 from the Company or a holder of Company Senior Debt or from any trustee or agent therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 9.01, shall be entitled in all respects to assume that no such facts exist; provided, however, that if a Responsible Officer of the Trustee shall not have received, at least three Business Days prior to the date upon which by the terms hereof any such money may become payable for any purpose, the notice with respect to such money provided for in this Section 13.10, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

               Subject to the provisions of Section 9.01, the Trustee shall be entitled to rely on the delivery to it of a written notice by a person representing himself to be a holder of Company Senior Debt (or a trustee or agent on behalf of such holder) to establish that such notice has been given by a holder of Company Senior Debt (or a trustee or agent on behalf of any such holder). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Company Senior Debt to participate in any payment or distribution pursuant to this Article, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Company Senior Debt held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article, and if such evidence is not furnished, the Trustee may defer any payment which it may be required to make for the benefit of such person pursuant to the terms of this Indenture pending judicial determination as to the rights of such person to receive such payment.

     Section 13.11. Reliance on Judicial Order or Certificate of Liquidating Agent.

               Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 9.01, and the Holders of the Securities shall be entitled to conclusively rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, Custodian, receiver, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of Company Senior Debt and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

     Section 13.12. Trustee Not Fiduciary for Holders of Company Senior Debt.

               The Trustee shall not be deemed to owe any fiduciary duty to the holders of Company Senior Debt and shall not be liable to any such holders if the Trustee shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other person cash, property or securities to which any holders of Company Senior Debt shall be entitled by virtue of this Article or otherwise. With respect to the holders of Company Senior Debt, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article and no implied covenants or obligations with respect to holders of Company Senior Debt shall be read into this Indenture against the Trustee.

     Section 13.13. Rights of Trustee as Holder of Company Senior Debt; Preservation of Trustee's Rights.

               The Trustee or any Authenticating Agent in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Company Senior Debt which may at any time be held by it, to the same extent as any other holder of Company Senior Debt, and nothing in this Indenture shall deprive the Trustee or any Authenticating Agent of any of its rights as such holder.

               Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 9.06.

 Article XIV. GUARANTEE

     Section 14.01. The Guarantee.

               The Guarantor hereby unconditionally guarantees to each Holder of a Security authenticated and delivered by the Trustee the due and punctual payment of the principal of, and any premium and interest (including Additional Interest) on, any Additional Amounts, and if applicable, any Additional Sums with respect to such Security and the due and punctual payment of the sinking fund payments (if any) provided for pursuant to the terms of such Security (all such amounts together being herein sometimes referred to as the "Guaranteed Obligations"), when and as the same shall become due and payable, whether at maturity, by acceleration, redemption, repayment or otherwise, in accordance with the terms of such Security and of this Indenture. In case of the failure of the Company punctually to pay any such Guaranteed Obligations, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at maturity, upon acceleration, redemption, repayment or otherwise, and as if such payment were made by the Company.

     Section 14.02. Gross Up.

               All payments in respect of Guaranteed Obligations shall be made by the Guarantor without withholding or deduction at source for, or on account of, any present or future taxes, fees, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of Canada or such other country under the laws of which a successor to the Guarantor is organized (such as Bermuda, Barbados, the Cayman Islands or any OECD Country, such country of organization or Canada, as the case may be, being herein referred to as the "Taxing Jurisdiction"), or any province, territory, political subdivision or taxing authority thereof or therein (collectively, such taxes, fees, duties, assessments or governmental charges are herein referred to as "Foreign Taxes"), unless such Foreign Taxes are required to be withheld or deducted by (i) the laws (or any regulations or ruling promulgated thereunder) of the Taxing Jurisdiction or any province, territory, political subdivision or taxing authority thereof or therein or (ii) an official position regarding the application, administration, interpretation or enforcement of any such laws, regulations or rulings (including, without limitation, a holding by a court of competent jurisdiction or by a taxing authority in the Taxing Jurisdiction or any province, territory or political subdivision thereof). If a withholding or deduction for Foreign Taxes is required, the Guarantor shall, subject to certain limitations and exceptions set forth below, pay to the Holder of any such Security such Gross Up Amount as may be necessary so that every net payment of any Guaranteed Obligation made to such Holder, after such withholding or deduction, shall not be less than the amount provided for in such Security and this Indenture to be then due and payable if such Foreign Taxes had not been withheld or deducted; provided, however, that the Guarantor shall not be required to make payment of such Gross Up Amount for or on account of:

               (1) any Foreign Taxes which would not have been imposed but for the fact that the Holder or beneficial owner of such Security was a resident, domiciliary or national of, or engaged in business or maintained a permanent establishment or was physically present in, the Taxing Jurisdiction or any province, territory or political subdivision thereof or otherwise had some connection therewith other than by reason of the mere ownership of, or receipt of payment under, such Security;

               (2) any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;

               (3) any Foreign Taxes that are imposed or withheld by reason of the failure by the Holder or the beneficial owner of such Security to comply with any reasonable and timely request by the Guarantor addressed to the Holder within 60 days of such request (A) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (B) to make any declaration or other similar claim or satisfy any information, certification, identification, documentation or other reporting requirement, which, in the case of (A) or (B), is required or imposed by statute, treaty, regulation or administrative practice of the Taxing Jurisdiction or any province, territory or political subdivision thereof as a precondition to exemption from all or part of such Foreign Taxes; or

               (4) any combination of items (1), (2) and (3); nor shall any Gross Up Amount be paid with respect to any payment of Guaranteed Obligations to any Holder who is, for income tax purposes of the Taxing Jurisdiction, a fiduciary or partnership or other than the sole beneficial owner of such Security to the extent such payment would be required by the laws of the Taxing Jurisdiction (or any province, territory or political subdivision or relevant taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary, or a partner of such partnership, or a beneficial owner who would not have been entitled to such Gross Up Amount had it been the Holder of the Security.

               Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium, interest (including Additional Interest) or any other amounts (including Additional Amounts) on, or in respect of, any Security of any series or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of any Gross Up Amount provided by the terms of such series established hereby or pursuant hereto to the extent that, in such context, any Gross Up Amount is, was or would be payable in respect thereof pursuant to such terms, and express mention of the payment of any Gross Up Amount (if applicable) in any provision hereof shall not be construed as excluding the payment of any Gross Up Amount in those provisions hereof where such express mention is not made.

               Except as otherwise provided in or pursuant to this Indenture or the Securities of the applicable series, at least 10 days prior to the first Interest Payment Date with respect to a series of Securities (or if the Securities of such series shall not bear interest prior to Maturity, the first day on which a payment of principal is made), and at least 10 days prior to each date of payment of principal or interest if there has been any change with respect to the matters set forth in the below-mentioned Guarantor Officer's Certificate, the Guarantor shall furnish to the Trustee and the principal Paying Agent or Paying Agents, if other than the Trustee, a Guarantor Officer's Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and premium, if any, interest or any other amounts on the Securities of such series shall be made to Holders of Securities of such series without withholding for or on account of any tax, fee, duty, assessment or other governmental charge described in this Section 14.02. If any such withholding shall be required, then such Guarantor Officer's Certificate shall specify the amount, if any, required to be withheld on such payments to such Holders of Securities, and the Guarantor agrees to pay to the Trustee or such Paying Agent the Gross Up Amount required by this Section 14.02. The Guarantor covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Guarantor Officer's Certificate furnished pursuant to this Section 14.02.

     Section 14.03. Guarantee Unconditional, etc.

               The Guarantor hereby agrees that its obligations hereunder shall be as principal and not merely as surety, and shall be absolute, irrevocable and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of any Security or this Indenture, any failure to enforce the provisions of any Security or this Indenture, or any waiver, modification, consent or indulgence granted with respect thereto by the Holder of such Security or the Trustee, the recovery of any judgment against the Company or any action to enforce the same, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor hereby waives presentment, demand of payment, filing of claims with a court in the event of merger, insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to any such Security or the Indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by payment in full of the Guaranteed Obligations and the complete performance of all other obligations contained in the

Securities. The Guarantor further agrees, to the fullest extent that it lawfully may do so, that, as between the Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, the Maturity of the obligations guaranteed hereby may be accelerated as provided in Section 8.01 hereof for the purposes of this Guarantee, notwithstanding any stay, injunction or prohibition existing under any bankruptcy, insolvency, reorganization or other similar law of any jurisdiction preventing such acceleration in respect of the obligations guaranteed hereby.

     Section 14.04. Reinstatement.

               This Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time payment on any Security, in whole or in part, is rescinded or must otherwise be restored to the Company or the Guarantor upon the bankruptcy, liquidation or reorganization of the Company or otherwise.

     Section 14.05. Subrogation.

               The Guarantor shall be subrogated to all rights of the Holder of any Security against the Company in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the Guaranteed Obligations shall have been paid in full.

     Section 14.06. Indemnity.

               As a separate and alternative stipulation, the Guarantor unconditionally and irrevocably agrees that any sum expressed to be payable by the Company under this Indenture or any series of Securities, but which is for any reason (whether or not now known or becoming known to the Company, the Guarantor, the Trustee or any Holder of any Security) not recoverable from the Guarantor on the basis of the Guarantee, will nevertheless be recoverable from it as if it were the sole principal debtor and will be paid by it to the Trustee on demand. This indemnity constitutes a separate and independent obligation from the other obligations in this Indenture, gives rise to a separate and independent cause of action and will apply irrespective of any indulgence granted by the Trustee or any Holder of any Security. Payments made by the Guarantor pursuant to this Section 14.06 shall be subject to the subordination provisions set forth in Article XV as if such payments had been made pursuant to the Guarantee.

 Article XV. SUBORDINATION OF GUARANTEE

     Section 15.01. Securities Subordinate to Guarantor Senior Debt.

               The Guarantor covenants and agrees, and each Holder of a Security, by its acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the payment by the Guarantor pursuant to the Guarantee of any Guaranteed Obligations are hereby expressly made subordinate and junior in right of payment to the prior payment in full of all amounts then due and payable in respect of all Guarantor Senior Debt.

     Section 15.02. Payment Over of Proceeds Upon Dissolution, etc.

               In the event of (a) any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Guarantor, its creditors or its property,
(b) any proceeding for the liquidation, dissolution, or other winding up of the Guarantor, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings, (c) any assignment by the Guarantor for the benefit of creditors or (d) any other marshaling of the assets of the Guarantor (each such event, if any, herein sometimes referred to as a "Proceeding"), then the holders of Guarantor Senior Debt shall be entitled to receive payment in full of all amounts payable in respect of such Guarantor Senior Debt, or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Guarantor Senior Debt, before the Holders of the Securities are entitled to receive or retain any payment or distribution of any kind or character, pursuant to the Guarantee or otherwise, whether in cash, property or securities, on account of any Guaranteed Obligations or on account of the purchase or other acquisition of Securities by the Guarantor or any Subsidiary and to that end the holders of Guarantor Senior Debt shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in respect of the Securities in any such Proceeding; provided, however, that holders of Guarantor Senior Debt shall not be entitled to receive payment of any such amounts to the extent that such holders would be required by the subordination provisions of such Guarantor Senior Debt to pay such amounts over to the obligees on trade accounts payable or other liabilities arising in the ordinary course of business.

               In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of the Guarantor of any kind or character, whether in cash, property or securities, but other than payments to the Trustee pursuant to Section 9.06, before all Guarantor Senior Debt is paid in full or payment thereof is provided for in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Guarantor Senior Debt, and at or prior to the time of such payment or distribution, a Responsible Officer of the Trustee shall have received written notice thereof from the Holders, the holders of any Guarantor Senior Debt or the Guarantor (as provided in Section 15.10 below), then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Guarantor for application to the payment of all Guarantor Senior Debt remaining unpaid, to the extent necessary to pay all Guarantor Senior Debt in full, after giving effect to any concurrent payment or distribution to or for the holders of Guarantor Senior Debt.

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

              For purposes of this Article only, the words "any payment or distribution of any kind or character, whether in cash, property or securities" shall not be deemed to include shares of stock of the Guarantor as reorganized or readjusted, or securities of the Guarantor or any other corporation provided for by a plan of reorganization or readjustment which securities are subordinated in right of payment to all then outstanding Guarantor Senior Debt to substantially the same extent as the Securities are so subordinated as provided in this Article. The consolidation of the Guarantor with, or the merger of the Guarantor into, another Person or the liquidation or dissolution of the Guarantor following the sale of all or substantially all of its properties and assets as an entirety to another Person or the liquidation or dissolution of the Guarantor following the sale of all or substantially all of its properties and assets as an entirety to another Person upon the terms and conditions set forth in Article XI shall not be deemed a Proceeding for the purposes of this Section

     Section 15.03. Prior Payment to Guarantor Senior Debt Upon Acceleration of Securities.

              In the event that any Securities are declared due and payable before their Stated Maturity, and payment is due under the Guarantee for this or any other reason, then and in such event the holders of the Guarantor Senior Debt outstanding at the time such Securities so become due and payable shall first be entitled to receive payment in full of all amounts due on or in respect of such Guarantor Senior Debt (including any amounts due upon acceleration), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Guarantor Senior Debt, before the Holders of the Securities will be entitled to receive or retain any payment or distribution of any kind or character, whether in cash, property or securities by the Guarantor, pursuant to the Guarantee and on account of the Guaranteed Obligations or on account of the purchase or other acquisition of Securities by the Guarantor or any Subsidiary; provided, however, that nothing in this Section shall prevent the satisfaction of any sinking fund payment in accordance with this Indenture or as otherwise specified as contemplated by
Section 2.01 for the Securities of any series by delivering and crediting pursuant to Section 4.02 or as otherwise specified as contemplated by Section
2.01 for the Securities of any series Securities which have been acquired (upon redemption or otherwise) prior to such declaration of acceleration; provided further, however, that holders of Guarantor Senior Debt shall not be entitled to receive payment of any such amounts to the extent that such holders would be required by the subordination provisions of such Guarantor Senior Debt to pay such amounts over to the obligees on trade accounts payable or other liabilities arising in the ordinary course of business.

              In the event that, notwithstanding the foregoing, the Guarantor shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, and if, at or prior to the time of such payment, a Responsible Officer of the Trustee shall have received written notice thereof from the Holders, the holders of any Guarantor Senior Debt, or the Guarantor (as provided in Section 15.10

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

below), then and in such event such payment shall be paid over and delivered forthwith to the Guarantor.

              The provisions of this Section shall not apply to any payment with respect to which Section 15.02 would be applicable.

     Section 15.04. No Payment When Guarantor Senior Debt in Default.

              In the event and during the continuation of any default by the Guarantor in the payment of any amounts payable in respect of any Guarantor Senior Debt, or in the event that any event of default with respect to any Guarantor Senior Debt shall have occurred and be continuing and shall have resulted in such Guarantor Senior Debt becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, unless and until such event of default shall have been cured or waived or shall have ceased to exist and such acceleration shall have been rescinded or annulled, or in the event any judicial proceeding shall be pending with respect to any such default in payment or such event of default, then no direct or indirect payment or distribution of any kind or character, by the Guarantor under the Guarantee or otherwise, whether in cash, property or securities shall be made or agreed to be made by the Guarantor on account of any Guaranteed Obligations or on account of any redemption, repayment, retirement, purchase or other acquisition of any Securities by the Guarantor or any Subsidiary; provided, however, that nothing in this Section shall prevent the satisfaction of any sinking fund payment in accordance with this Indenture or as otherwise specified as contemplated by Section 2.01 for the Securities of any series by delivering and crediting pursuant to Section 4.02 or as otherwise specified as contemplated by Section 2.01 for the Securities of any series Securities which have been acquired (upon redemption or otherwise) prior to such default in payment or event of default.

              In the event that, notwithstanding the foregoing, the Guarantor shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, and if, at or prior to the time of such payment, a Responsible Officer of the Trustee shall have received written notice thereof from the Holders, the holders of any Guarantor Senior Debt, or the Guarantor (as provided in Section 15.10 below), then and in such event such payment shall be paid over and delivered forthwith to the Guarantor.

              The provisions of this Section shall not apply to any payment with respect to which Section 15.02 would be applicable.

     Section 15.05. Payment Permitted If No Default.

              Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Guarantor, at any time, except during the pendency of any Proceeding referred to in Section 15.02 or under the conditions described in Section 15.03 or Section 15.04, from making payments pursuant to the Guarantee of the

Guaranteed Obligations, or (b) at any time, except during the pendency of any Proceeding referred to in Section 15.02 or under the conditions described in
Section 15.03 or Section 15.04, the application by the Trustee of any money deposited with it hereunder to the payment of or on account of any Guaranteed Obligations or the retention of such payment by the Holders, if, at the time of such payment by the Guarantor or application by the Trustee, as the case may be, it did not have knowledge that such payment or application, as the case may be, would have been prohibited by the provisions of this Article.

     Section 15.06. Subrogation to Rights of Holders of Senior Debt

              Subject to the payment of all Guarantor Senior Debt to the extent required under Sections 15.02 and 15.03 of this Indenture, or the provision of such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Guarantor Senior Debt, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Guarantor Senior Debt pursuant to the provisions of this Article (equally and ratably with the holders of all Indebtedness of the Guarantor which by its express terms is subordinated to Guarantor Senior Debt to substantially the same extent as the Securities are subordinated to the Guarantor Senior Debt and is entitled to like rights of subrogation by reason of any payments or distributions made to holders of such Guarantor Senior Debt) to the rights of the holders of such Guarantor Senior Debt to receive payments and distributions of cash, property and securities applicable to the Guarantor Senior Debt until the Guaranteed Obligations shall be paid in full. For purposes of such subrogation or assignment, no payments or distributions to the holders of the Guarantor Senior Debt of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payment over pursuant to the provisions of this Article to the holders of Guarantor Senior Debt by Holders of the Securities or the Trustee, shall, as among the Guarantor, its creditors other than holders of Guarantor Senior Debt, and the Holders of the Securities, be deemed to be a payment or distribution by the Guarantor to or on account of the Guarantor Senior Debt.

     Section 15.07. Provisions Solely to Define Relative Rights.

              The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Guarantor Senior Debt on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as between the Guarantor and the Holders of the Securities, the obligations of the Guarantor, which are absolute and unconditional, to pay to the Holders of the Securities, pursuant to the Guarantee, the Guaranteed Obligations as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Guarantor of the Holders of the Securities and creditors of the Guarantor other than their rights in relation to the holders of Guarantor Senior Debt; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture including, without limitation, filing and voting claims in any Proceeding, subject to the rights, if any, under this Article of the holders of Guarantor Senior Debt to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

     Section 15.08. Trustee to Effectuate Subordination.

              Each Holder of a Security by his or her acceptance thereof authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination provided in this Article and appoints the Trustee his or her attorney-in-fact for any and all such purposes.

     Section 15.09. No Waiver of Subordination Provisions.

              No right of any present or future holder of any Guarantor Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Guarantor or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Guarantor with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or be otherwise charged with.

     Section 15.10. Notice to Trustee.

              The Guarantor shall give prompt written notice to the Trustee of any fact known to the Guarantor which would prohibit the making of any payment to or by the Trustee pursuant to the Guarantee and in respect of the Securities. Failure to give such notice shall not affect the subordination of the Securities to Guarantor Senior Debt. Notwithstanding the provisions of this or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee pursuant to the Guarantee and in respect of the Securities, unless and until a Responsible Officer of the Trustee has actual knowledge thereof or the Trustee shall have received written notice thereof at the address specified in Section 16.02 from the Holders, the Guarantor or a holder of Guarantor Senior Debt or from any trustee or agent therefor and such notice references the Securities and this Indenture; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 9.01, shall be entitled in all respects to assume that no such facts exist; provided, however, that if a Responsible Officer of the Trustee shall not have received, at least three Business Days prior to the date upon which by the terms hereof any such money may become payable for any purpose, the notice with respect to such money provided for in this Section 15.10, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

              Subject to the provisions of Section 9.01, the Trustee shall be entitled to rely on the delivery to it of a written notice by a person representing himself to be a holder of Guarantor Senior Debt (or a trustee or agent on behalf of such holder) to establish that such notice has been given by a holder of Guarantor Senior Debt (or a trustee or agent on behalf of any such holder). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Guarantor Senior Debt to participate in any payment or distribution pursuant to this Article, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Guarantor Senior Debt held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article, and if such evidence is not furnished, the Trustee may defer any payment which it may be required to make for the benefit of such person pursuant to the terms of this Indenture pending judicial determination as to the rights of such person to receive such payment.

     Section 15.11. Reliance on Judicial Order or Certificate of Liquidating Agent.

              Upon any payment or distribution of assets of the Guarantor referred to in this Article, the Trustee, subject to the provisions of Section 9.01, and the Holders of the Securities shall be entitled to conclusively rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, custodian, receiver, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of Guarantor Senior Debt and other Indebtedness of the Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

     Section 15.12. Trustee Not Fiduciary for Holders of Guarantor Senior Debt.

              The Trustee shall not be deemed to owe any fiduciary duty to the holders of Guarantor Senior Debt and shall not be liable to any such holders if the Trustee shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Guarantor or to any other person cash, property or securities to which any holders of Guarantor Senior Debt shall be entitled by virtue of this Article or otherwise. With respect to the holders of Guarantor Senior Debt, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article and no implied covenants or obligations with respect to holders of Guarantor Senior Debt shall be read into this Indenture against the Trustee.

     Section 15.13. Rights of Trustee as Holder of Guarantor Senior Debt; Preservation of Trustee's Rights.

              The Trustee or any Authenticating Agent in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Guarantor Senior Debt which may at any time be held by it, to the same extent as any other holder of Guarantor

Senior Debt, and nothing in this Indenture shall deprive the Trustee or any Authenticating Agent of any of its rights as such holder.

              Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 9.06.

Article XVI. MISCELLANEOUS PROVISIONS

     Section 16.01. Successors and Assigns of Company and Guarantor Bound by Indenture.

              All the covenants, stipulations, promises, and agreements in this Indenture contained by or on behalf of the Company will bind its successors and assigns, whether so expressed or not. All covenants, stipulations, promises and agreements in this Indenture contained by or on behalf of the Guarantor will bind its successors and assigns whether so expressed or not.

     Section 16.02. Service of Required Notice to Trustee, Company, the
Guarantor.

              Any request, demand, authorization, direction, notice, consent, waiver, Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with (a) the Trustee by any Holder, by the Company or by the Guarantor will be sufficient for every purpose hereunder if made, given, furnished, or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Department, (b) the Company by the Trustee or by any Holder will be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it c/o Kingsway America Inc., 1515 Woodfield Road, Suite 820, Schaumburg, Illinois 60173, Attention:
President, or at any other address otherwise furnished hereafter in writing to the Trustee by the Company, or (c) the Guarantor by the Trustee or by any Holder will be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and marked, first-class postage prepaid, to the Guarantor addressed to it at 5310 Explorer Drive Suite 200, Mississauga, Ontario L4W 5H8, or at any other address otherwise furnished hereafter in writing to the Trustee by the Guarantor.

     Section 16.03. Service of Required Notice to Holders; Waiver.

              Where this Indenture provides for notice to Holders of any event, such notice will be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder will affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver will be the equivalent of such notice. Waivers of notice by Holders will be filed with the Trustee, but such filing will not be a condition precedent to the validity of any action taken in reliance upon such waiver. In case by reason of the suspension of regular mail service or by reason of any other cause it will be impracticable to give such notice by mail, then such notification as may be made with the approval of the Trustee will constitute a sufficient notification for every purpose hereunder.

       Section 16.04. Indenture and Securities to be Construed in Accordance with the Laws of the State of New York.

                  This Indenture and the Securities will be deemed to be a contract made under the laws of the State of New York, and for all purposes will be construed in accordance with the laws of said State without giving effect to principles of conflicts of laws of such State.

       Section 16.05. Compliance Certificates and Opinions.

                  Upon any application or demand by the Company or the Guarantor to the Trustee to take any action under any of the provisions of this Indenture, the Company or the Guarantor, as the case may be, shall furnish to the Trustee a Company Officer's Certificate or a Guarantor Officer's Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such document is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

                  Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include: (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

       Section 16.06. Form of Documents Delivered to Trustee.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents. Where any Person is required to make, give, or execute two or more applications, requests, consents, certificates, statements, opinions, or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

       Section 16.07. Payments Due on Non-Business Days.

                  In any case where any Interest Payment Date, Redemption Date, or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of the Securities of any series which specifically states that such provision will apply in lieu of this Section 14.07)) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest will accrue for the period from and after such Interest Payment Date, Redemption Date, or Stated Maturity, as the case may be, except that if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day (without any reduction of interest or any other payment in respect of such acceleration), in each case, with the same force and effect as if made on such date.

       Section 16.08. Provisions Required by Trust Indenture Act to Control.

                  If any provision of this Indenture limits, qualifies, or conflicts with the duties imposed on any Person by Sections 310 to and including 317 of the Trust Indenture Act (including provisions automatically deemed included in this Indenture pursuant to the Trust Indenture Act unless this Indenture provides that such provisions are excluded), which are deemed to be a part of and govern this Indenture, whether or not contained herein, then such imposed duties will control.

       Section 16.09. Invalidity of Particular Provisions.

                  In case any one or more of the provisions contained in this Indenture or in the Securities is for any reason held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability will not affect any other provision of this Indenture or of the Securities, but this Indenture and such Securities will be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

       Section 16.10. Indenture May be Executed In Counterparts.

               This instrument may be executed in any number of counterparts, each of which will be an original, but such counterparts will together constitute but one and the same instrument.

       Section 16.11. Acts of Holders; Record Dates.

               (a) Any request, demand, authorization, direction, notice, consent, waiver, or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action will become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company or the Guarantor, or the both of them. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders or holders of Preferred Securities signing such instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent will be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company and the Guarantor, if made in the manner provided in this Section 16.11.

               (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit will also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

               (c) The ownership of Securities will be proved by the Security Register.

               (d) Any request, demand, authorization, direction, notice, consent, waiver, or other Act of the Holder of any Security will bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange thereof or in lieu thereof in respect of anything done, omitted, or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

               (e) The Company may, in the circumstances permitted by the Trust Indenture Act, set any day as the record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver, or other action provided or permitted by this Indenture to be given or taken by Holders of Securities of such series. With regard to any record date set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date (or their duly appointed agents), and only such Persons, will be entitled to give or take the relevant action, whether or not such Holders remain Holders after such record date. With regard to any action that may be given or taken hereunder only by Holders of a requisite principal amount of Outstanding Securities of any series (or their duly appointed agents) and for which a record date is set pursuant to this paragraph, the Company may, at its option, set an expiration date after which no such action purported to be given or taken by any Holder will be effective hereunder unless given or taken on or prior to such expiration date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date (or their duly appointed agents). On or prior to any expiration date set pursuant to this paragraph, the Company may, on one or more occasions at its option, extend such date to any later date. Nothing in this paragraph will prevent any Holder (or any duly appointed agent thereof) from giving or taking, after any such expiration date, any action identical to, or, at any time, contrary to or different from, the action or purported action to which such expiration date relates, in which event the Company may set a record date in respect thereof pursuant to this paragraph. Nothing in this Section 16.11(e) will be construed to render ineffective any action taken at any time by the Holders (or their duly appointed agents) of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is so taken. Notwithstanding the foregoing or the Trust Indenture Act, the Company will not set a record date for, and the provisions of this Section 16.11(e) will not apply with respect to, any notice, declaration, or direction referred to in the next paragraph.

               (f) Upon receipt by the Trustee from any Holder of Securities of a particular series of (a) any notice of default or breach referred to in
Section 8.01(a)(iv) or 8.01(a)(v) with respect to Securities of such series, if such default or breach has occurred and is continuing and the Trustee shall not have given such notice to the Company and the Guarantor, (b) any declaration of acceleration referred to in Section 8.01(b), if an Event of Default with respect to Securities of such series has occurred and is continuing and the Trustee shall not have given such a declaration to the Company and the Guarantor, or (c) any direction referred to in Section 8.06 with respect to Securities of such series, if the Trustee shall not have taken the action specified in such direction, then a record date will automatically and without any action by the Company, the Guarantor or the Trustee be set for determining the Holders of Outstanding Securities of such series entitled to join in such notice, declaration, or direction, which record date will be the close of business on the tenth calendar day following the day on which the Trustee receives such notice, declaration, or direction. Promptly after such receipt by the Trustee, and in any case not later than the fifth calendar day thereafter, the Trustee will notify the Company, the Guarantor and the Holders of Outstanding Securities of such series of any such record date so fixed. The Holders of Outstanding Securities of such series on such record date (or their duly appointed agents), and only such Persons, will be entitled to join in such notice, declaration, or direction, whether or not such Holders remain Holders after such record date; provided that, unless such notice, declaration, or direction shall have become effective by virtue of Holders of the requisite principal amount of

Outstanding Securities of such series on such record date (or their duly appointed agents) having joined therein on or prior to the 90th calendar day after such record date, such notice, declaration, or direction will automatically and without any action by any Person be cancelled and of no further effect. Nothing in this Section 16.11(f) will be construed to prevent a Holder (or a duly appointed agent thereof) from giving, before or after the expiration of such 90-day period, a notice, declaration, or direction contrary to or different from, or, after the expiration of such period, identical to, the notice, declaration, or direction to which such record date relates, in which event a new record date in respect thereof will be set pursuant to this Section 16.11(f). Nothing in this Section 16.11(f) will be construed to render ineffective any notice, declaration, or direction of the type referred to in this Section 16.11(f) given at any time to the Trustee and the Company by Holders (or their duly appointed agents) of the requisite principal amount of Outstanding Securities of the relevant series on the date such notice, declaration, or direction is so given.

               (g) Without limiting the foregoing, a Holder entitled hereunder to give or take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.

       Section 16.12. Effect of Headings and Table of Contents.

               The Article and Section headings herein and the Table of Contents are for convenience only and will not affect the construction hereof.

       Section 16.13. Holders of Preferred Securities as Third Party
Beneficiaries

               The Company and the Guarantor hereby acknowledge that, to the extent specifically set forth herein, the holders of the Preferred Securities of a Kingsway Financial Capital Trust shall expressly be third party beneficiaries of this Indenture. The Company and the Guarantor further acknowledge that, if an Event of Default has occurred and is continuing and is attributable to the failure of the Company and the Guarantor to pay the principal of or premium, if any, or interest on or Additional Amounts with respect to the Securities of a series held by such Kingsway Financial Capital Trust, any holder of the Preferred Securities of such Kingsway Financial Capital Trust may institute a Direct Action against the Company or the Guarantor.

       Section 16.14. Benefits of Indenture.

               Nothing in this Indenture or in the Securities, express or implied, will give to any Person, other than the parties hereto and their successors hereunder and the Holders any benefit or any legal or equitable right, remedy, or claim under this Indenture.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                                           Kingsway U.S. Funding Inc.

                                           By:_____________________________
                                           Name:___________________________
                                           Title:__________________________

                                           Kingsway Financial Services Inc.

                                           By:_____________________________
                                           Name:___________________________
                                           Title:__________________________

                                           By:_____________________________
                                           Name:___________________________
                                           Title:__________________________

                                           BNY Midwest Trust Company, as Trustee

                                           By:_____________________________
                                           Name:___________________________
                                           Title:__________________________

                                     ANNEX A

                           [Form of Face of Security]
                   [Insert any legend required by the Internal
                  Revenue Code and the regulations thereunder.]

                              ____________________

                                                              CUSIP No. _______

No. R -                                                             $___________

          Kingsway U.S. Funding Inc., a corporation duly organized and existing under the laws of the state Delaware (hereinafter called the "Company", which term includes any successor Person under the Indenture dated ______ (herein called the "Indenture") between _________), for value received, hereby promises to pay to _____________________, or registered assigns, the principal sum of $_________ on ______________ [if the Security is to bear interest prior to Maturity, insert: ", and to pay interest thereon from ___________ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, [monthly] [quarterly] [semi-annually] in arrears on ______________, ______________, ______________ and ______________ in each year, commencing on ____________, at the rate of ___% per annum, including any Additional Amounts and any Additional Sums, if applicable, until the principal hereof is paid or made available for payment [if applicable, insert: ", and at the rate of ___% per annum on any overdue principal and premium and on any overdue installment of interest, Additional Interest, Additional Amounts, and Additional Sums, if applicable"]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which will be the _________________________ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof will be given to Holders of Securities of this series not less than 10 calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture"].

          [If applicable, insert: So long as no Event of Default has occurred and is continuing, the Company shall have the right at any time during the term of this Security, from time to time, to defer payment of interest on such Security for up to ___ consecutive [monthly] [quarterly] [semi-annual] interest payment periods with respect to each deferral period (each an "Extension Period"), during which Extension Periods the Company shall have the right to make partial payments of interest on any Interest Payment Date, and at the end of which the Company shall pay all interest (compounded [monthly] [quarterly][semi-annually]) then accrued and unpaid, including Additional Interest, any Additional Amounts, and any Additional Sums, if applicable; provided, however, that no Extension Period may extend beyond the Maturity of this Security. During any such Extension Period, the Company and the Guarantor will not (a) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of its capital stock (which includes common and preferred stock), or (b) make, or permit any Subsidiary to make, any payment of principal, interest or premium, if any (other than payments under the Subordinated Notes), on or repay, repurchase or redeem any debt security that ranks pari passu with or junior in interest to this Security, the Guarantee, the Guarantee Agreement, or the Subordinated Notes, as the case may be, or (c) make, or permit any Subsidiary to make, any guarantee payments with respect to any guarantee of any debt security (other than payments under the Guarantee or the Guarantee Agreement), if such guarantee ranks pari passu with or junior in interest to this Security, the Guarantee, the Guarantee Agreement, or the Subordinated Notes, as the case may be. Notwithstanding the foregoing, the following shall not be prohibited: (i) repurchases, redemptions or other acquisitions of shares of capital stock of the Guarantor in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of one or more employees, officers, directors or consultants, in connection with a dividend reinvestment or stockholder stock purchase plan or in connection with the issuance of capital stock of the Guarantor (or securities convertible into or exercisable for such capital stock) as consideration in an acquisition transaction entered into prior to the occurrence of the Event of Default or selection of an Extension Period by the Company, as applicable, (ii) any transactions described in (a) or (b) above resulting from any reclassification of the Guarantor's capital stock, or the exchange or conversion of any class or series of the Guarantor's capital stock for any other class or series of the Guarantor's capital stock, or the exchange or conversion of any class or series of the Guarantor's Indebtedness for any class or series of the Guarantor's capital stock, (iii) the purchase of fractional interests in shares of the Guarantor's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, or (iv) any declaration of a dividend in connection with any stockholders' rights plan, or the issuance of rights, stock or other property under any stockholders' rights plan, or the redemption or repurchase of rights pursuant thereto. Prior to the termination of any such Extension Period, but provided that no Event of Default has occurred and is continuing, the Company may further extend such Extension Period, provided, however, that such extension does not cause such Extension Period to exceed ___ consecutive [monthly] [quarterly] [semi-annual] interest payment periods or extend beyond the Maturity of this Security. Upon the termination of any Extension Period and the payment of all accrued and unpaid interest (compounded [monthly] [quarterly] [semi-annually]), including Additional Interest, any Additional Amounts, and any Additional Sums, if applicable, and then due, the Company may elect to begin a new Extension Period, subject to the above requirements. No interest shall be due and payable during an Extension Period except at the end thereof. The Company shall give the Holder of this Security and the Trustee notice of its election to begin any Extension Period at least five Business Days prior to the Interest Payment Date [if applicable with respect to the Securities issued to a Kingsway Financial Capital Trust, insert: "or prior to the earlier of (i) the date the Distributions on the Preferred Securities would have been payable except for the election to begin or extend such Extension Period or (ii) the date the Administrative Trustees of Kingsway Financial Capital Trust ___ are required to give notice to any exchange or automated quotation system or to holders of such Preferred Securities of the record date or the date such Distributions are payable, but in any event not less than five Business Days prior to such record date."] There is no limitation on the number of times the Company may elect to begin an Extension Period.

          [If the Security is not to bear interest prior to Maturity, insert:
"The principal of this Security will not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption, or at Stated Maturity, and in such case the overdue principal of this Security will bear interest at the rate of _% per annum which will accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal will be payable on demand. Any such interest on any overdue principal that is not so paid on demand will bear interest at the rate of _% per annum which will accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest will also be payable on demand."]

          Payment of the principal of (and premium, if any) [if applicable, insert: "and any such interest, including any Additional Interest, any Additional Amounts, and any Additional Sums, if applicable,"] on this Security will be made at the office or agency of the Company maintained for the purpose in New York, NY, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [if applicable, insert: "; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address appears in the Security Register"].

          This Security has the benefit of the Guarantee as contained and described in the Indenture.

          REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS SET FORTH ON THE REVERSE HEREOF. SUCH PROVISIONS WILL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH IN THIS PLACE.

          This Security will not be valid or become obligatory for any purpose until the certificate of authentication herein has been signed manually by the Trustee under the Indenture referred to on the reverse side hereof.

          IN WITNESS WHEREOF, this instrument has been duly executed in accordance with the Indenture.

                                                  _________________

                                                  By:______________

Attest:

By:_____________



                          [Form of Reverse of Security]

                              ____________________


          This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities") and is to be issued in one or more series under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, and immunities thereunder of the Company, the Guarantor, the Trustee, and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [if applicable, insert: ", limited in aggregate principal amount to $___"].

          [If applicable, insert: "The Securities of this series are subject to redemption at the election of the Company: (a) in whole or in part, on or after [date] and up to 90 days prior to [Maturity] upon not less than 30 calendar days' notice by mail, (b) in whole but not in part at any time within 180 days following the occurrence of a Tax Event or an Investment Company Event, or (c) as otherwise provided in the Indenture."]

          [If applicable, insert: "The Securities of this series are subject to redemption upon not less than 30 calendar days' notice by mail, [if applicable, insert: "(a) on __________ in each year commencing with the _____ year and ending with the year ____ through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (b)"] at any time [if applicable, insert: "on or after _____, ___"], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [If applicable, insert: "on or before ________________, ___%, and if redeemed during the 12-month period beginning _________________ of the years indicated,

                  Redemption                              Redemption
Year                 Price               Year                Price
----              ----------             ----                -----


and thereafter at a Redemption Price equal to _% of the principal amount, together in the case of any such redemption [if applicable, insert: "(whether through operation of the sinking fund or otherwise)"] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture."].

          [If applicable, insert: "The Securities of this series are subject to redemption upon not less than 30 calendar days' notice by mail, [if applicable, insert: "(a) on ___________ in each year commencing with the year ____ and ending with the year ____ through operation of the sinking fund for this series at the following Redemption Prices (expressed as percentages of the principal amount) applicable to redemption through operation of the sinking fund and (b)"] at any time [if applicable, insert: "on or after __________, ___"] as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount) applicable to redemption otherwise than through operation of the sinking fund: If redeemed [If applicable, insert: "on or before , __%, and if redeemed"] during the 12-month period beginning ______ of the years indicated,

                   Redemption Price For             Redemption Price For
                   Redemption Through               Redemption Otherwise
                   Operation of the                 Than Through Operation
Year               Sinking Fund                     of the Sinking Fund
----               ---------------------            -----------------------


and thereafter at a Redemption Price equal to _% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture."].

          [If applicable, insert: Notwithstanding the foregoing, the Company may not, prior to ____________, redeem any Securities of this series as contemplated by [if applicable, insert: "Clause (b) of"] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than _% per annum."]

               [If applicable, insert: "The sinking fund for this series provides for the redemption on ____________ in each year beginning with the year ____ and ending with the year ____ of [if applicable, insert: "not less than $________ ("mandatory sinking fund") and not more than "] $________ aggregate principal amount of Securities of this series. Securities of this series acquired or redeemed by the Company otherwise than through [if applicable, insert: "mandatory"] sinking fund payments may be credited against subsequent [if applicable, insert: "mandatory"] sinking fund payments otherwise required to be made [if applicable, insert: "in the inverse order in which they become due"]."].

               [If the Security is subject to redemption of any kind, insert:
"In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof."]

               [If applicable, insert: "The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness evidenced by this Security or (b) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture."]

               [If applicable, insert: "The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all amounts due and payable with respect to all Company Senior Debt and all Guarantor Senior Debt as defined in the Indenture, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his, her or its behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee his, her or its attorney-in-fact for any and all such purposes."]

               [If the Security is not a Discount Security, insert: "As provided in and subject to the provisions of the Indenture, if an Event of Default with respect to the Securities of this series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of this series may declare the principal amount of all the Securities of this series to be due and payable immediately, by a notice in writing to the Company and the Guarantor (and to the Trustee if given by Holders) [If applicable with respect to Securities issued to a Kingsway Financial Capital Trust, insert: ", provided, however, that if upon an Event of Default, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of this series fails to declare the principal of all the Securities of this series to be immediately due and payable, the holders of at least 25% in aggregate Liquidation Amount of the corresponding series of Preferred Securities then Outstanding shall have such right by a notice in writing to the Company, the Guarantor, the Trustee and the Property Trustee."] The Holders of a majority in aggregate principal amount of the Outstanding Securities of this series may annul such declaration and waive the default if the default (other than the non-payment of the principal of, any premium and interest on, and any Additional Amounts with respect to, these Securities which has become due solely by such acceleration) has been cured or waived as provided in the Indenture, and a sum sufficient to pay all overdue interest (including any Additional Interest and Additional Amounts) and principal due otherwise than by acceleration has been deposited with the Trustee. Should the Holders of these Securities fail to annul such declaration and waive such default, the holders of a majority in aggregate Liquidation Amount of the Preferred Securities shall have such right. Upon any such declaration such specified amount of principal and the accrued interest (including any Additional Interest and Additional Amounts) on all the Securities of this series shall become immediately due and payable, provided that the payment of principal and interest on such Securities shall remain subordinated to the extent provided in the Indenture."]

               [If the Security is an Original Issue Discount Security, insert:
"If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount will be equal to [insert formula for determining the amount.] Upon payment (a) of the amount of principal so declared due and payable and (b) of interest on any overdue principal and overdue interest, all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series will terminate."]

               The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company, the Guarantor and the rights of the Holders of the Securities of this series at any time by the Company, the Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of this series. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of this series at the time Outstanding, on behalf of the Holders of all Securities of this series, to waive compliance by the Company or the Guarantor, as the case may be, with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security will be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

               As provided in and subject to the provisions of the Indenture, the Holder of this Security will not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time

Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity reasonably satisfactory to it, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request and shall have failed to institute such proceeding for 60 calendar days after receipt of such notice, request, and offer of indemnity [If applicable with respect to Securities issued to a Kingsway Financial Capital Trust, insert: ", provided that, if upon an Event of Default, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of this series fails to declare the principal of all the Securities of this series to be immediately due and payable, the holders of at least 25% in aggregate Liquidation Amount of the corresponding series of Preferred Securities then outstanding shall have such right by a notice in writing to the Company, the Guarantor and the Trustee."] The foregoing will apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

               No reference herein to the Indenture and no provision of this Security or of the Indenture will alter or impair the obligation of the Company or the Guarantor, as the case may be, which is absolute and unconditional, to pay the principal of and any premium and interest (including Additional Interest, any Additional Amounts, any Gross Up Amounts, and any Additional Sums, if applicable) on this Security or the Guarantee, as the case may be, at the times, place, and rate, and in the coin or currency, herein prescribed.

               As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

               The Securities of this series are issuable only in registered form without coupons in denominations of $_____ and integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               Prior to due presentment of this Security for registration of transfer, the Company, the Guarantor, the Trustee, and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security shall be overdue, and neither the Company, the Guarantor, the Trustee, nor any such agent will be affected by notice to the contrary.

               All terms used in this Security that are defined in the Indenture will have the respective meanings assigned to them in the Indenture.

               This Security shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws principles thereof.

                                    GUARANTEE

               For value received, the undersigned has unconditionally guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, the due and punctual payment by the Company of all Guaranteed Obligations (as defined in Section 14.01 of the Indenture) with respect to this Security, whether at maturity, by acceleration, redemption or otherwise, all in accordance with the terms of the Indenture. The obligations of the undersigned to the Holders of this Security and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Article XIV of the Indenture and reference is hereby made to the Indenture for the precise terms of this Guarantee. Each Holder of a Security, by accepting the same, agrees to and shall be bound by such provisions.

               IN WITNESS WHEREOF, the Guarantor has duly executed this Guarantee.

                                            KINGSWAY FINANCIAL SERVICES INC.



                                            By__________________________________
                                                 Name:
                                                 Title:

                        [Form of Trustee's Certificate Of
                         Authentication for Securities]

                     Trustee's Certificate of Authentication

               This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                                   BNY Midwest Trust Company,
                                                   as Trustee

Dated:_____________                                By:_______________________
                                                      Authorized Signatory

                     [Form of Legend for Global Securities]

               THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF, AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR, OR IN LIEU OF, THIS SECURITY WILL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.